                                                                   EXHIBIT 10.76





                                 AMS-3 2003, LP,
                                  as the Issuer


                                       and


                         BANK ONE, NATIONAL ASSOCIATION,
                as Indenture Trustee and Eligible Lender Trustee



                                   ----------



                                 BASE INDENTURE

                             Dated as of May 8, 2003



                                   ----------




                            Student Loan-Backed Notes
                              (Issuable in Series)

                                    TABLE OF CONTENTS

                                                                                 PAGE
ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE ..........................    1

Section 1.1.  Definitions .....................................................    1
Section 1.2.  Cross-References ................................................    1
Section 1.3.  Accounting and Financial Determinations; No
              Duplication .....................................................    2
Section 1.4.  Rules of Construction ...........................................    2

ARTICLE II THE NOTES ..........................................................    3

Section 2.1.  Designation and Terms of Notes ..................................    3
Section 2.2.  Notes Issuable in Series ........................................    3
Section 2.3.  Series Supplement for Each Series ...............................    6
Section 2.4.  Execution and Authentication ....................................    8
Section 2.5.  Form, Issuance and Transfer .....................................    9
Section 2.6.  Registrar and Paying Agent ......................................    9
Section 2.7.  Paying Agent to Hold Money in Trust .............................   10
Section 2.8.  Noteholder List .................................................   12
Section 2.9.  Transfer and Exchange ...........................................   12
Section 2.10. Legending of Notes ..............................................   12
Section 2.11. Replacement Notes ...............................................   12
Section 2.12. Treasury Notes ..................................................   13
Section 2.13. Temporary Notes .................................................   13
Section 2.14. Cancellation ....................................................   13
Section 2.15. Principal and Interest ..........................................   14
Section 2.16. Book-Entry Notes ................................................   14
Section 2.17. Notices to Clearing Agency ......................................   16
Section 2.18. [Reserved] ......................................................   16
Section 2.19. Tax Treatment ...................................................   16
Section 2.20. CUSIP Numbers ...................................................   17

ARTICLE III SECURITY ..........................................................   17

Section 3.1.  Grant of Security Interest ......................................   17
Section 3.2.  Certain Rights and Obligations of the Issuer Unaffected .........   18
Section 3.3.  [Reserved] ......................................................   19
Section 3.4.  Stamp, Other Similar Taxes and Filing Fees ......................   19
Section 3.5.  Release from Lien of Indenture ..................................   19

ARTICLE IV REPORTS ............................................................   20

Section 4.1.  Agreement of the Issuer to Provide Reports and
              Instructions ....................................................   20
Section 4.2.  Monthly Noteholders' Statement ..................................   21
Section 4.3.  Annual Noteholders' Tax Statement ...............................   21

                                TABLE OF CONTENTS
                                   (continued)


                                                                                 PAGE
ARTICLE V ALLOCATION AND APPLICATION OF COLLECTIONS;
          CAPITALIZED INTEREST ACCOUNT; RESERVE
          ACCOUNT .............................................................   22

Section 5.1.  Rights of Noteholders ...........................................   22
Section 5.2.  Collection Account ..............................................   22
Section 5.3.  Collections and Allocations .....................................   23
Section 5.4.  Determination of Interest .......................................   24
Section 5.5.  Determination of Principal ......................................   24
Section 5.6.  Paired Series ...................................................   24
Section 5.7.  Capitalized Interest Account ....................................   25
Section 5.8.  Administration of Capitalized Interest Account ..................   25
Section 5.9.  Allocations .....................................................   26
Section 5.10. Reserve Account .................................................   26

ARTICLE VI DISTRIBUTIONS TO NOTEHOLDERS .......................................   27

Section 6.1.  Distributions in General ........................................   27
Section 6.2.  Optional Repurchase of Notes ....................................   28

ARTICLE VII REPRESENTATIONS AND WARRANTIES ....................................   28

Section 7.1.  Representations and Warranties of the Issuer ....................   28
Section 7.2.  Representations and Warranties of the General Partner ...........   31
Section 7.3.  Representations and Warranties of the Indenture
              Trustee .........................................................   32
Section 7.4.  Representations and Warranties of Eligible Lender
              Trustee .........................................................   32
Section 7.5.  Reassignment upon Breach ........................................   33

ARTICLE VIII COVENANTS ........................................................   34

Section 8.1.  Payment of Notes ................................................   34
Section 8.2.  Money for Payments to Be Held in Trust ..........................   34
Section 8.3.  Existence .......................................................   36
Section 8.4.  Protection of Indenture Trust Estate ............................   36
Section 8.5.  Performance of Obligations ......................................   37
Section 8.6.  Reporting Requirements of the Issuer ............................   39
Section 8.7.  Servicing Covenants .............................................   39
Section 8.8.  Negative Covenants of the Issuer ................................   41
Section 8.9.  Issuer May Consolidate, etc., Only on Certain Terms .............   41
Section 8.10. Successor or Transferee .........................................   43
Section 8.11. No Other Business ...............................................   43
Section 8.12. No Borrowing ....................................................   43
Section 8.13. Guarantees, Loans, Advances and Other Liabilities ...............   44

                                TABLE OF CONTENTS
                                   (continued)

                                                                                 PAGE
ARTICLE IX EVENTS OF DEFAULTS AND REMEDIES ....................................   44

Section 9.1.  Event of Defaults ...............................................   44
Section 9.2.  Rights of the Indenture Trustee upon Events of Default ..........   45
Section 9.3.  Other Remedies ..................................................   47
Section 9.4.  Optional Preservation of the Indenture Trust Estate .............   49
Section 9.5.  Limitation on Suits .............................................   49
Section 9.6.  Unconditional Rights of Holders to Receive Payment;
              Withholding Taxes ...............................................   49
Section 9.7.  Restoration of Rights and Remedies ..............................   50
Section 9.8.  Rights and Remedies Cumulative ..................................   50
Section 9.9.  Delay or Omission Not Waiver ....................................   50
Section 9.10. Control by Requisite Investors or Required Noteholders ..........   50
Section 9.11. Waiver of Past Events ...........................................   51
Section 9.12. Collection of Indebtedness and Suits for Enforcement
              by Indenture Trustee ............................................   51
Section 9.13. The Indenture Trustee May File Proofs of Claim ..................   54
Section 9.14. Priorities ......................................................   54
Section 9.15. Undertaking for Costs ...........................................   54
Section 9.16. Reassignment of Surplus .........................................   54
Section 9.17. Waiver of Stay or Extension Laws ................................   55
Section 9.18. Action on Notes .................................................   55
Section 9.19. Remedies; Priorities ............................................   55

ARTICLE X THE INDENTURE TRUSTEE ...............................................   57

Section 10.1.  Acceptance of the Trusts .......................................   57
Section 10.2.  [Reserved] .....................................................   59
Section 10.3.  Notice if Default Occurs .......................................   59
Section 10.4.  Intervention by Indenture Trustee ..............................   59
Section 10.5.  Successors .....................................................   59
Section 10.6.  Resignation ....................................................   60
Section 10.7.  Removal ........................................................   60
Section 10.8.  Appointment of Successor .......................................   60
Section 10.9.  Concerning Any Successor .......................................   60
Section 10.10. Appointment of Co-Indenture Trustee or Separate
               Indenture Trustee ..............................................   61
Section 10.11. Successor Indenture Trustee as Trustee of Funds ................   62
Section 10.12. Indemnification ................................................   62
Section 10.13. Eligibility Requirements for Indenture Trustee .................   63

ARTICLE XI DISCHARGE OF BASE INDENTURE ........................................   63

Section 11.1. Termination of the Issuer's Obligations .........................   63
Section 11.2. Application of Trust Money ......................................   65

                                TABLE OF CONTENTS
                                   (continued)


                                                                       PAGE
Section 11.3. Repayment to the Issuer ...............................   65

ARTICLE XII AMENDMENTS ..............................................   65

Section 12.1. Without Consent of the Noteholders ....................   65
Section 12.2. With Consent of the Noteholders .......................   67
Section 12.3. Supplements ...........................................   68
Section 12.4. Revocation and Effect of Consents .....................   68
Section 12.5. Notation on or Exchange of Notes ......................   68
Section 12.6. The Indenture Trustee to Sign Amendments, etc. ........   68
Section 12.7. Amendments of Certain Defined Terms ...................   68

ARTICLE XIII MISCELLANEOUS ..........................................   69

Section 13.1.  Notices ..............................................   69
Section 13.2.  Communication by Noteholders With Other
               Noteholders ..........................................   70
Section 13.3.  Certificate and Opinion as to Conditions Precedent ...   70
Section 13.4.  Statements Required in Certificate ...................   70
Section 13.5.  Rules by the Indenture Trustee .......................   71
Section 13.6.  No Recourse Against Others ...........................   71
Section 13.7.  Duplicate Originals ..................................   71
Section 13.8.  Benefits of Base Indenture ...........................   71
Section 13.10. Governing Law; Waiver of Jury Trial ..................   71
Section 13.11. Successors ...........................................   72
Section 13.12. Severability .........................................   72
Section 13.13. Counterpart Originals ................................   72
Section 13.14. Table of Contents, Headings, etc. ....................   72
Section 13.15. Termination; Collateral ..............................   72
Section 13.16. No Bankruptcy Petition Against the Issuer ............   73
Section 13.17. No Recourse; Limitation of Obligations ...............   73
Section 13.18. Waiver of Set-Off ....................................   74
Section 13.19. Compliance Certificates and Opinions .................   74
Section 13.20. Higher Education Act .................................   74
Section 13.21. Confidentiality ......................................   75

Schedule I:  Definitions List
Schedule II: List of Offices Where Records are Kept
Exhibit A:   [Reserved]
Exhibit B:   [Reserved]
Exhibit C:   [Reserved]
Exhibit D:   Form of Quarterly Report
Appendix A:  Alternative Loan Schedule and Student Loan Schedule

         BASE INDENTURE, dated as of May 8, 2003, between AMS-3 2003, LP, a limited partnership established under the laws of Delaware, as the Issuer (the "Issuer"), and BANK ONE, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as indenture trustee (in such capacity, the "Indenture Trustee") and as eligible lender trustee (in such capacity, the "Eligible Lender Trustee").

                                   WITNESSETH:

         WHEREAS, the Issuer is a limited partnership with Academic Management Services Corp., a Delaware corporation ("AMS") as its Limited Partner and AMS-3 SPC-1, Inc., a Delaware corporation, as its General Partner (the "General Partner");

         WHEREAS, the Issuer has duly authorized the execution and delivery of this Base Indenture to provide for the issuance from time to time of one or more series of Student Loan-Backed Notes (the "Notes"), issuable as provided in this Base Indenture; and

         WHEREAS, all things necessary to make this Base Indenture a legal, valid and binding agreement of the Issuer, enforceable in accordance with its terms, have been done, and the Issuer proposes to do all the things necessary to make the Notes, when executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder and duly issued by the Issuer, the legal, valid and binding obligations of the Issuer hereinafter provided;

         NOW, THEREFORE, for and in consideration of the premises and the receipt of the Notes by the Noteholders, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Noteholders, as follows:

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.1. Definitions. (a) Certain capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached hereto as Schedule I (the "Definitions List"), as such Definitions List may be amended, restated or modified from time to time in accordance with the provisions hereof.

         (b) All terms defined in this Base Indenture or any Series Supplement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         Section 1.2. Cross-References. Unless otherwise specified, references in this Base Indenture and in each other Related Document to any Article or Section are references to such Article or Section of this Base Indenture or such other Related Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

         Section 1.3. Accounting and Financial Determinations; No Duplication. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Base Indenture, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Base Indenture, in accordance with GAAP applied on a consistent basis. When used herein, the term "financial statement" shall include the notes and schedules thereto. All accounting determinations and computations hereunder or under any other Related Documents shall be made without duplication.

         Section 1.4. Rules of Construction. In this Base Indenture, unless the context otherwise requires:

         (i) "or" is not exclusive;

         (ii) the singular includes the plural and vice versa;

         (iii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Base Indenture, and reference to any Person in a particular capacity only refers to such Person in such capacity;

         (iv) reference to any gender includes the other gender;

         (v) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

         (vi) with respect to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding"; and

         (vii) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Base Indenture shall refer to this Base Indenture as a whole and not to any particular provision of this Base Indenture; and Section, subsection, Schedule and Exhibit references contained in this Base Indenture are references to Sections, subsections, Schedules and Exhibits in or to this Base Indenture unless otherwise specified.

                                   ARTICLE II

                                    THE NOTES

         Section 2.1. Designation and Terms of Notes. Each Series of Notes shall be substantially in the form specified in the applicable Series Supplement and shall bear, upon its face, the designation for such Series to which it belongs so selected by the Issuer. All Notes of any Series shall, except as specified in the related Series Supplement, be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Base Indenture and the applicable Series Supplement. The aggregate principal amount of Notes which may be authenticated and delivered under this Base Indenture is unlimited. Each Series of Notes shall be issued in the minimum denominations set forth in the related Series Supplement.

         Section 2.2. Notes Issuable in Series. The Notes may be issued in one or more Series. Each Series of Notes shall be created by a Series Supplement. Notes of a new Series may from time to time be executed by the Issuer and delivered to the Indenture Trustee for authentication and thereupon the same shall be authenticated and delivered by the Indenture Trustee upon the receipt by a Trust Officer of the Indenture Trustee of an Issuer Request at least two
(2) Business Days (or such shorter time as is acceptable to the Indenture Trustee) in advance of the related Series Closing Date and upon delivery by the Issuer to the Indenture Trustee, and receipt by a Trust Officer of the Indenture Trustee, of the following:

         (a) an Issuer Order authorizing and directing the authentication and delivery of the Notes of such new Series by the Indenture Trustee and specifying the designation of such new Series, the aggregate principal amount of Notes of such new Series to be authenticated and the Note Rate (or the method for allocating interest payments or other cash flow) with respect to such new Series;

         (b) a Series Supplement in form satisfactory to the Indenture Trustee executed by the Issuer, the Indenture Trustee and the Eligible Lender Trustee and specifying the Principal Terms of such new Series;

         (c) the related Enhancement Agreement, if any, executed by each of the parties thereto, other than the Indenture Trustee;

         (d) with respect to each Series of Notes issued after the Initial Closing Date, written confirmation that the Rating Agency Confirmation Condition with respect to each outstanding Series of Notes shall have been satisfied with respect to such issuance;

         (e) an Officer's Certificate of the General Partner of the Issuer dated as of the applicable Series Closing Date to the effect that (i) no Event of Default with respect to any outstanding Series of Notes, Enhancement Agreement Event of Default or Enhancement Deficiency with respect to any outstanding Series of Notes, Potential Event of Default or potential Enhancement Agreement Event of Default with respect to any outstanding Series of Notes, is continuing or will occur as a result of the issuance of the new Series of Notes, (ii) the issuance of the new Series of Notes will not result in any breach of any of the terms, conditions or provisions of or constitute a default under any Base Indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it or its property is bound or any order of any court or administrative agency entered in any suit, action or other judicial or administrative proceeding to which the Issuer is a party or by which it or its property may be bound or to which it or its property may be subject, (iii) all representations and warranties of the Issuer set forth in the Base Indenture and each Related Document with respect to each outstanding Series of Notes are true and correct (excluding Related Documents relating solely to a Segregated Series) in all material respects (to the extent any such representations and warranties do not incorporate a materiality limitation in their terms) as of the Series Closing Date, (iv) all instruments furnished to the Indenture Trustee conform in all material respects to the requirements of this Base Indenture and the related Series Supplement and constitute all the documents required to be delivered hereunder and thereunder for the Indenture Trustee to authenticate and deliver the new Series of Notes, (v) all conditions precedent provided in this Base Indenture and the related Series Supplement with respect to the authentication and delivery of the new Series of Notes have been complied with and (vi) if such new Series of Notes is a Segregated Series, the criteria used to select the Series-Specific Collateral will not have a material adverse effect on the quality of the Collateral securing any other outstanding Series of Notes;

         (f) unless otherwise specified in the related Series Supplement, an Opinion of Counsel, subject to the assumptions and qualifications stated therein, and in a form substantially acceptable to the Indenture Trustee, dated the applicable Series Closing Date, substantially to the effect that:

         (i) (A) the Issuer is duly organized under the jurisdiction of its organization and has, or at the time of execution and delivery had, the power and authority to execute and deliver the related Series Supplement, this Base Indenture and each other Related Document to which it is a party (other than any Series Supplement, Enhancement Agreement, if any, or other Related Document relating solely to another Series of Notes) and to issue the new Series of Notes; and (B) the General Partner of the Issuer is duly organized under the jurisdiction of its organization and has, or at the time of execution and delivery, had the power and authority to execute and deliver each of the Related Documents to which it is a party;

         (ii) the related Series Supplement, this Base Indenture and each of the other Related Documents to which the Issuer is a party (other than any Series Supplement, Enhancement Agreement, if any, or other Related Document relating solely to another Series of Notes) have been duly authorized, executed and delivered by the Issuer;

         (iii) the new Series of Notes has been duly authorized and executed and, when authenticated and delivered in accordance with the provisions of this Base Indenture and the related Series Supplement, will constitute valid, binding and enforceable obligations of the Issuer entitled to the benefits of this Base Indenture and the related Series Supplement, subject, in the case of enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity and by an implied covenant of good faith and fair dealing;

         (iv) this Base Indenture, the related Series Supplement and each of the other Related Documents to which the Issuer is a party (other than any Series Supplement, Enhancement Agreement, if any, or other Related Document relating solely to another Series of Notes) are legal, valid and binding agreements of the Issuer, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity and by an implied covenant of good faith and fair dealing;

         (v) the Issuer is not, and is not controlled by, an "investment company" within the meaning of, and is not required to register as an "investment company" under, the Investment Company Act, and neither this Base Indenture nor the related Series Supplement are required to be registered under the Trust Indenture Act;

         (vi) the offer and sale of the new Series of Notes is not required to be registered under the Securities Act;

         (vii) this Base Indenture and the related Series Supplement are effective to create a legal, valid and enforceable security interest in the Collateral and that such security interest constitutes a first priority, perfected security interest in the Collateral;

         (viii) there does not exist any pending or threatened litigation which, if adversely determined, would materially and adversely affect the ability of the Issuer to perform its obligations under any of the Related Documents;

         (ix) there is no conflict with or violation of any court decree, injunction, writ or order applicable to the Issuer or any breach or default of any indenture, agreement or other instrument as a result of the issuance of such Series of Notes by the Issuer; and

         (x) such other matters as the Indenture Trustee may reasonably require;

         (g) executed counterparts of each of the Related Documents with respect to such new Series, duly executed by the parties thereto;

         (h) evidence that each of the parties to the Related Documents (other than any Series Supplement, Enhancement Agreement, if any, or other Related Document relating solely to another Series of Notes) has covenanted and agreed that, prior to the date which is one year and one day after the payment in full of the latest maturing Note, it will not institute against, or join with any other Person in instituting, against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law;

         (i) evidence of the grant by the Issuer to the Indenture Trustee of a first priority, perfected security interest in and to the Collateral;

         (j) evidence (which, in the case of the filing of financing statements on form UCC-1, may be telephonic, followed by prompt written confirmation) that, to the extent the Collateral is subject to delivery, the Issuer has delivered the Collateral to the Indenture Trustee in accordance with the requirements of the related Series Supplement and has caused all filings (including filing of financing statements on form UCC-l) and recordings to be accomplished as may be reasonably required by law to establish, perfect, protect and preserve the rights, titles, interests, remedies, powers, privileges, licenses and security interest of the Indenture Trustee in the Collateral for the benefit of the Secured Parties; and

         (k) such other documents, instruments, certifications, agreements or other items as the Indenture Trustee may reasonably require.

         Upon satisfaction of such conditions, the Indenture Trustee shall authenticate and deliver, as provided above, such Series of Notes upon execution thereof by the Issuer.

         Section 2.3. Series Supplement for Each Series. (a) In conjunction with the issuance of a new Series, the parties hereto shall execute a Series Supplement, which shall specify the relevant terms with respect to such new Series of Notes, which shall include, without limitation, as applicable: (i) the name or designation of such Series, (ii) the aggregate principal amount of Notes of such Series (which may be a variable amount), (iii) the Note Rate (or the method for calculating such Note Rate) with respect to such Series, (iv) the interest payment date or dates and the date or dates from which interest shall accrue, (v) the method of allocating Collections with respect to such Series and the method by which the principal amount of Notes of such Series shall amortize or accrete, (vi) the names of any accounts to be used by such Series and the terms governing the operation of any such account and the use of moneys therein,
(vii) the terms of any Enhancement Agreement, if any, (viii) the Enhancement Provider, if any, (ix) whether the Notes may be issued in bearer form and any limitations imposed thereon, (x) the Final Scheduled Payment Date, (xi) whether the Notes will be issued in multiple classes and, if so, the method of allocating Collections among such classes, (xii) whether such Series of Notes shall have the benefit of Series-Specific Collateral for such Series (xiii) any issuance and transfer restrictions, including whether the Notes may be issued in definitive or global form and any limitations imposed thereon and (xiv) any other relevant terms of such Series of Notes that do not (subject to Section 2.3(b) and Article 12 hereof) change the terms of any outstanding Series of Notes or otherwise materially conflict with the provisions of this Base Indenture and that do not prevent the satisfaction of the Rating Agency Confirmation Condition with respect to each outstanding Series of Notes with respect to the issuance of such new Series (all such terms, the "Principal Terms" such Series);

         (b) (i) A Series Supplement may specify that the related Series of Notes (each, a "Segregated Series") will have collateral that is to be solely for the benefit of the Noteholders of such Segregated Series of Notes and any other Segregated Series of Notes specified in such Series Supplement (such collateral being referred to as "Series-Specific Collateral"); provided, however, that no such Segregated Series of Notes will be issued unless (A) the Rating Agency Confirmation Condition with respect to each outstanding Series of Notes is met with respect to the issuance of such Segregated Series of Notes,
(B) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate to the effect that the issuance of such Segregated Series of Notes will not have a material adverse effect upon the Noteholders of any Series of Notes outstanding at the time of the issuance of the Segregated Series of Notes, and (C) the applicable Series Supplement provides, in form satisfactory to the Indenture Trustee, for the changes and modifications to the Base Indenture and the other Related Documents as are described in clause (ii) below.

         (ii) In the event any Segregated Series of Notes is issued, the related Series Supplement will provide that (A) the Indenture Trustee will identify the collateral for such Segregated Series of Notes such that (1) the Series-Specific Collateral will secure only the Segregated Series of Notes to which such Series-Specific Collateral is applicable and (2) the Noteholders with respect to any other Series of Notes will not be entitled to the benefit of such Series-Specific Collateral, (B) the Indenture Trustee will adjust the allocations and distributions to be made under the Base Indenture so that the Noteholders with respect to the Segregated Series of Notes will be entitled to allocations and distributions arising solely from the Series-Specific Collateral applicable to such Segregated Series of Notes and the Noteholders with respect to the non-Segregated Series of Notes will be entitled to allocations and distributions arising solely from the non-Series-Specific Collateral, (C) the Indenture Trustee will act as collateral agent under the Base Indenture (and in such capacity the Indenture Trustee shall (1) establish and maintain a master collection account, and one or more segregated collection accounts, into which Collections allocated to all Series of Notes will be deposited and, after such deposit, further allocated among one or more Segregated Series of Notes and the non-Segregated Series of Notes and (2) hold its lien encumbering the non-Series-Specific Collateral for the benefit of the non-Segregated Series of Notes and hold its lien encumbering the Series-Specific Collateral for the benefit of the applicable Segregated Series of Notes), (D) the Noteholders of the Segregated Series of Notes will, subject to the limitations contained in this Base Indenture and the applicable Series Supplement, be entitled to direct the Indenture Trustee in writing to exercise the remedies under the Base Indenture solely on behalf of such Segregated Series of Notes, (E) separate monthly reports and other information will be furnished under the Base Indenture for the Series-Specific Collateral, which monthly reports and other information will contain substantially the same type of information as the monthly reports provided under the Base Indenture prior to the issuance of such Segregated Series of Notes, (F) the Issuer will take such actions as are necessary to perfect the Indenture Trustee's interest on behalf of the Noteholders of such Series in the Series-Specific Collateral, (H) amendments will be made to this Base Indenture and the other Related Documents, if necessary, to reflect the foregoing, provided that any such amendment shall not have a material adverse effect on the Noteholders of any Series unless the Required Noteholders of such Series shall have given their prior written consent thereto (and, with respect to each Series, the Indenture Trustee may conclusively rely on an Officer's Certificate as sufficient evidence of such lack of a material adverse effect),
(I) for purposes of the Segregated Series, terms that are defined both in the applicable Series Supplement and in Schedule I to the Base Indenture, shall for purposes of such Series Supplement and the Base Indenture as it relates to such Segregated Series, have the meanings assigned to them in such Series Supplement and (J) references herein to "all" or "each" Series of Notes or words of similar import (other than as specifically stated herein) shall be modified to refer to all or each Series of Notes other than any Segregated Series of Notes which may hereafter be issued.

         Section 2.4. Execution and Authentication. (a) Each Note shall be executed by the manual or the facsimile signature on behalf of the Issuer by any of the Authorized Officers of the Issuer. Notes bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Issuer shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of such Notes.

         (b) From time to time after the execution and delivery of this Base Indenture, the Issuer may deliver Notes of any particular Series executed by the Issuer to the Indenture Trustee for authentication, together with one or more Issuer Orders for the authentication and delivery of such Notes, and the Indenture Trustee, in accordance with such Issuer Order and this Base Indenture, shall authenticate and deliver such Notes.

         (c) Unless otherwise provided in the related Series Supplement, no Note shall be entitled to any benefit under this Base Indenture or be valid for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, duly executed by the Indenture Trustee by the manual signature of a Trust Officer and the agent of a foreign exchange (the "Non-U.S. Exchange Agent"), if such Notes are listed on a non-U.S. stock exchange, and such certificate shall be conclusive evidence, and the only evidence, that the Note has been duly authenticated under this Base Indenture. The Indenture Trustee may appoint an authenticating agent acceptable to the Issuer to authenticate Notes. Unless limited by the term of such appointment, an authenticating agent may authenticate Notes whenever the Indenture Trustee may do so. Each reference in this Base Indenture to authentication by the Indenture Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Issuer or an Affiliate of the Issuer. The Indenture Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the [ENTER SPECIFIC NAME OF NOTE] (i) of a series issued under the within mentioned Base Indenture and (ii) designated above and referred to in the within mentioned [ENTER NAME OF SERIES SUPPLEMENT.].

                                   BANK ONE, NATIONAL ASSOCIATION,
                                   not in its individual capacity but solely as Indenture Trustee,


                                   By:
                                      -----------------------------------------
                                              Authorized Signatory
Date:

         (d) Each Note shall be dated and issued as of the date of its authentication by the Indenture Trustee.

         (e) Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Note to the Indenture Trustee for cancellation as provided in Section 2.14 together with a written statement (which need not comply with Section 13.3 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Issuer, for all purposes of this Base Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Base Indenture.

         Section 2.5. Form, Issuance and Transfer. The Notes may not be issued, sold, transferred, assigned, participated, pledged or otherwise disposed of unless such sale or transfer is pursuant to an exemption from the registration requirements of the Securities Act, and, in each case, in compliance with any applicable state securities or "Blue Sky" laws and in accordance with the restrictions set forth in the applicable Series Supplement. Each Series of Notes shall be in the form specified in the applicable Series Supplement.

         Section 2.6. Registrar and Paying Agent. (a) The Issuer shall (i) maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served, and (ii) appoint a paying agent ("Paying Agent") at whose office or agency Notes may be presented for payment. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency referred to in clause (i) above. If at any time the Issuer shall fail to maintain any such office or agency referred to in clause (i) above or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands. The Registrar shall keep a register of the Notes and of their transfer and exchange (the "Note Register"). The Issuer may appoint one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent and the term "Registrar" includes any co-registrars. The Issuer may change any Paying Agent or Registrar without prior notice to any Noteholder. The Issuer shall notify the Indenture Trustee in writing of the name and address of any Agent not a party to this Base Indenture.

         (b) The Indenture Trustee shall be the initial Registrar for the purpose of registering Notes and transfers of the Notes, as herein provided. Upon any resignation of any Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Registrar.

         (c) If a Person other than the Indenture Trustee is appointed by the Issuer as Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the related principal amounts and numbers of such Notes.

         (d) The Issuer shall enter into an appropriate agency agreement with any Agent not a party to this Base Indenture. Such agency agreement shall implement the provisions of this Base Indenture that relate to such Agent. The Issuer shall notify the Indenture Trustee in writing of the name and address of any such Agent. If the Issuer fails to maintain a Registrar or Paying Agent and a Trust Officer has actual knowledge of such failure, or if the Issuer fails to give the foregoing notice, the Indenture Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with this Base Indenture, until the Issuer shall appoint a replacement Registrar and Paying Agent.

         Section 2.7. Paying Agent to Hold Money in Trust. (a) The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

         (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

         (ii) give the Indenture Trustee written notice of any default by the Issuer (or any other obligor under the Notes) of which it (or, in the case of the Indenture

Trustee, a Trust Officer) has actual knowledge in the making of any payment required to be made with respect to the Notes;

         (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

         (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by an Indenture Trustee hereunder at the time of its appointment; and

         (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         (b) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Base Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         (c) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee, any Paying Agent or any Clearing Agency in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee, such Paying Agent or such Clearing Agency with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee, such Paying Agent or such Clearing Agency, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City and, if the related Series of Notes has been listed on a non-U.S. stock exchange, and if the non-U.S. stock exchange so requires, in a newspaper customarily published on each local business day for such non-U.S. stock exchange and of general circulation in the city of such non-U.S. stock exchange, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment.

         Section 2.8. Noteholder List. The Indenture Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders of each Series of Notes. If the Indenture Trustee is not the Registrar, the Issuer shall furnish to the Indenture Trustee at least seven Business Days before each Fee Remittance Date and at such other time as the Indenture Trustee may request in writing, a list in such form and as of such date as the Indenture Trustee may reasonably require of the names and addresses of Noteholders of each Series of Notes.

         Section 2.9. Transfer and Exchange. The restrictions and requirements with respect to the transfer or exchange of Notes shall be specified for each Series in the related Series Supplement.

         Section 2.10. Legending of Notes. In addition to any legend required by
Section 2.16, each Note shall bear a legend as specified in the applicable Series Supplement.

         Section 2.11. Replacement Notes. (a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless and provided that the requirements of Section 8-405 of the UCC (which generally permit the Issuer to impose reasonable requirements) are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a purchaser for value of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a purchaser for value, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         (b) Upon the issuance of any replacement Note under this Section 2.11, the Registrar, the Indenture Trustee or the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         (c) Every replacement Note issued pursuant to this Section 2.11, in replacement of any mutilated, destroyed, lost or stolen Note shall be entitled to all the benefits of this Base Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         (d) The provisions of this Section 2.11 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 2.12. Treasury Notes. In determining whether the Noteholders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Issuer or any Affiliate of the Issuer (other than as set forth in the related Series Supplement) shall be considered as though they are not outstanding, except that for the purpose of determining whether the Indenture Trustee shall be protected in relying on any such direction, waiver or consent, only Notes of which a Trust Officer of the Indenture Trustee has received written notice of such ownership shall be so disregarded. Absent written notice to the Indenture Trustee of such ownership, the Indenture Trustee shall not be deemed to have knowledge of the identity of the individual beneficial owners of the Notes.

         Section 2.13. Temporary Notes. Pending the preparation of Definitive Notes if so specified in accordance with the terms of any Series Supplement, the Issuer may prepare and the Indenture Trustee, upon receipt of a Issuer Order, shall authenticate and deliver temporary Notes of such Series. Temporary Notes shall be substantially in the form of Definitive Notes of like Series but may have variations that are not inconsistent with the terms of this Base Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         (a) If temporary Notes are issued pursuant to Section 2.13(a) above, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 8.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Base Indenture as Definitive Notes.

         Section 2.14. Cancellation. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. The Registrar and Paying Agent shall forward to the Indenture Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Indenture Trustee shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation. The Issuer may not issue new Notes to replace Notes that it has redeemed or paid or that have been delivered to the Indenture Trustee for cancellation. All cancelled Notes held by the Indenture Trustee shall be disposed of in accordance with the Indenture Trustee's standard disposition procedures unless by a written order, signed by two Authorized Officers and received by a Trust Officer of the Indenture Trustee in a timely fashion, the Issuer shall direct that cancelled Notes be returned to it.

         Section 2.15. Principal and Interest. The principal of each Series of Notes shall be payable at the times and in the amounts set forth in the related Series Supplement and in accordance with Section 6.1.

         (a) Each Series of Notes shall accrue interest as provided in the related Series Supplement and such interest shall be payable at the times and in the amounts set forth in the related Series Supplement and in accordance with
Section 6.1.

         (b) Except as provided in the following sentence, the Person in whose name any Note is registered at the close of business on any Record Date with respect to the Payment Date for such Note shall be entitled to receive the principal and interest payable on such Payment Date notwithstanding the cancellation of such Note upon any registration of transfer, exchange or substitution of such Note subsequent to such Record Date. Any interest payable at maturity shall be paid to the Person to whom the principal of such Note is payable.

         (c) If the Issuer defaults in the payment of interest on the Notes of any Series, such interest, to the extent paid on any date that is more than five
(5) Business Days after the applicable due date, shall, at the option of the Issuer, cease to be payable to the Persons who were Noteholders of such Series at the applicable Record Date and the Issuer shall pay the defaulted interest in any lawful manner, plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Noteholders of such Series on a subsequent special record date which date shall be at least five (5) Business Days prior to the payment date, at the rate provided in this Base Indenture and in the Notes of such Series. The Issuer shall fix or cause to be fixed each such special record date and payment date, and at least fifteen (15) days before the special record date, the Issuer (or the Indenture Trustee, in the name of and at the expense of the Issuer) shall mail to Noteholders of such Series a notice that states the special record date, the related payment date and the amount of such interest to be paid.

         Section 2.16. Book-Entry Notes. (a) Unless otherwise provided in any related Series Supplement, the Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to the depository specified in such Series Supplement which shall be the Clearing Agency, by or on behalf of the Issuer. The Notes of each Series shall, unless otherwise provided in the related Series Supplement, initially be registered on the Note Register in the name of the nominee of the Clearing Agency. Unless otherwise provided in a related Series Supplement, no Note Owner will receive a definitive note representing such Note Owner's interest in the related Series of Notes, except as provided in Section 2.18.

         (b) For each Series of Notes to be issued in registered form, the Issuer shall duly execute, and the Indenture Trustee shall, in accordance with
Section 2.4 hereof, authenticate and deliver initially, unless otherwise provided in the applicable Series Supplement, one or more Notes as further specified in the applicable Series Supplement that shall be registered on the Note Register in the name of a Clearing Agency or such Clearing Agency's nominee. Each Note registered in the name of DTC or its nominee shall bear a legend substantially to the following effect:

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO BANK ONE, NATIONAL ASSOCIATION AS INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. ("CEDE") OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.

         (c) [Reserved].

         (d) Title to the Notes shall pass only by registration in the Note Register maintained by the Registrar pursuant to Section 2.6.

         (e) Any typewritten Note or Notes representing Book-Entry Notes shall provide that they represent the aggregate or a specified amount of outstanding Notes from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a typewritten Note or Notes representing Book-Entry Notes to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Note Owners represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Issuer Order to be delivered to the Indenture Trustee pursuant to Section 2.4(b). Subject to the provisions of Section 2.5, the Indenture Trustee shall deliver and redeliver any typewritten Note or Notes representing Book-Entry Notes in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Issuer Order. Any instructions by the Issuer with respect to endorsement or delivery or redelivery of a typewritten Note or Notes representing the Book-Entry Notes shall be in writing but need not comply with Section 13.3 hereof and need not be accompanied by an Opinion of Counsel.

         (f) Unless and until definitive, fully registered Notes ("Definitive Notes") have been issued to Note Owners with respect to any Series of Notes pursuant to Section 2.18 or the applicable Series Supplement:

         (i) the provisions of this Indenture shall be in full force and effect;

         (ii) the Paying Agent, the Registrar and the Indenture Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including the making of payments on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners of any Class of Notes;

         (iii) to the extent that the provisions of this Section 2.16 conflict with any other provisions of this Indenture, the provisions of this Section 2.16 shall control;

         (iv) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of such Series of Notes evidencing a specified percentage of the outstanding principal amount of such Series of Notes, the applicable Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or their related Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in such Series of Notes and has delivered such instructions to the Indenture Trustee; and

         (v) the rights of such Note Owners shall be exercised only through the applicable Clearing Agency and their related Clearing Agency Participants and shall be limited to those established by law and agreements between such Note Owners and their related Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to Section 2.18, the applicable Clearing Agencies will make book-entry transfers among their related Clearing Agency Participants and receive and transmit payments of principal and interest on such Series of Notes to such Clearing Agency Participants.

         Section 2.17. Notices to Clearing Agency. Whenever notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section
2.18 or the applicable Series Supplement, the Indenture Trustee and the Issuer shall give all such notices and communications specified herein to be given to Noteholders to the applicable Clearing Agency for distribution to the Note Owners.

         Section 2.18. [Reserved].

         Section 2.19. Tax Treatment. The Issuer has structured this Base Indenture and the Notes have been (or will be) issued with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer and any entity acquiring any direct or indirect interest in any Note by acceptance of its Notes (or, in the case of a Note Owner, by virtue of such Note Owner's acquisition of a beneficial interest therein) agrees to treat the Notes (or beneficial interests therein) for purposes of Federal, state and local and income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer. Each Noteholder agrees that it will cause any

Note Owner acquiring an interest in a Note through it to comply with this Base Indenture as to treatment as indebtedness for such tax purposes.

         Section 2.20. CUSIP Numbers. The Issuer may use "CUSIP" numbers in respect of any Series of Notes (if then generally in use), and, if so, the Indenture Trustee shall use "CUSIP" numbers in notices of redemption in respect of such Series of Notes as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes of such Series or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes of such Series, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Indenture Trustee of any change in any such "CUSIP" numbers.

                                   ARTICLE III

                                    SECURITY

         Section 3.1. Grant of Security Interest. In order to secure the Issuer Obligations with respect to the Notes (other than any Segregated Series of Notes), the Issuer, and with respect to the legal title of the Student Loans, the Eligible Lender Trustee, hereby Grants, pledges, assigns, conveys, delivers, transfers and sets over to the Indenture Trustee, for the benefit of the Indenture Trustee, the Noteholders and the Eligible Lender Trustee (the "Secured Parties"), a security interest in all of the Issuer's right, title and interest to, but none of the obligations under, the following:

         (i) the Initial Financed Student Loans, and all obligations of the Obligors thereunder including all monies paid thereunder on and after the Initial Cutoff Date with respect to such Initial Financed Student Loans, including all Subsidy Payments and all Related Security with respect thereto;

         (ii) the Additional Financed Student Loans, and all obligations of the Obligors thereunder including all monies paid thereunder on and after the Cutoff Date with respect to such Additional Financed Student Loans, including all Subsidy Payments and all Related Security with respect thereto;

         (iii) each Purchase and Contribution Agreement entered into pursuant to each applicable Series Supplement;

         (iv) the Servicing Agreement entered into pursuant to this Base Indenture;

         (v) each Student Loan Guaranty Agreement with respect to the Student Loans comprising part of the Financed Student Loans, including the right of the Issuer and the Eligible Lender Trustee to cause the related Student Loan Guarantor to make Guaranty Payments in respect of the Financed Student Loans;

         (vi) the Trust Agreement;

         (vii) all funds on deposit from time to time in the Collection Account, Reserve Account and Capitalized Interest Account and in all investments and proceeds thereof (including all income thereon);

         (viii) all books and records (including computer tapes and disks) related to the foregoing;

         (ix) any other collateral set forth or specified in each Series Supplement; and

         (x) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, trust accounts, trust accounts receivables, notes, drafts, acceptances, chattel paper, checks, deposit trust accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

         The foregoing grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction and to secure compliance with the provisions of this Indenture and any Series Supplement, subject to, and as further provided in this Indenture and any Series Supplement.

         The Indenture Trustee, as Indenture Trustee on behalf of the Secured Parties, acknowledges such grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture and the Related Documents in accordance with their terms.

         Section 3.2. Certain Rights and Obligations of the Issuer Unaffected.
(a) Notwithstanding the assignment and security interest so granted to the Indenture Trustee on behalf of the Secured Parties, the Issuer shall nevertheless be permitted, subject to the Indenture Trustee's right to revoke such permission in the event of an Event of Default, to give all consents, requests, notices, directions, approvals, extensions or waivers, if any, which are required or permitted to be given in the normal course of business (which does not include waivers of defaults under, or consent to amendments or modifications of, any of the Related Documents) to any Person by the specific terms of the Related Documents.

         (b) The grant of the security interest in the Collateral to the Indenture Trustee on behalf of the Secured Parties shall not (i) relieve the Issuer from the performance of any term, covenant, condition or agreement on the Issuer's part to be performed or observed under or in connection with any of the Related Documents or from any liability to any Person thereunder or (ii) impose any obligation on the Indenture Trustee or any of the Secured Parties to perform or observe any such term, covenant, condition or agreement on the Issuer's part to be so performed or observed or impose any liability on the Indenture Trustee or any of the Secured Parties for any act or omission on the part of the Issuer or from any breach of any representation or warranty on the part of the Issuer. The Issuer hereby agrees to indemnify and hold harmless the Indenture Trustee and each Noteholder (including, in each case, their respective assigns, directors, officers, employees and agents) from and against any and all losses, liabilities (including liabilities for penalties), claims, demands, actions, suits, judgments, out-of-pocket costs and expenses arising out of or resulting from the security interest granted hereby, whether arising by virtue of any act or omission on the part of the Issuer or otherwise, including, without limitation, the reasonable out-of-pocket costs, expenses, and disbursements (including reasonable attorneys' fees and expenses) incurred by the Indenture Trustee and any of the Noteholders in enforcing this Indenture or preserving any of their respective rights to, or realizing upon, any of the Collateral; provided, however, the foregoing indemnification shall not extend to any action by the Indenture Trustee or a Noteholder which constitutes negligence or willful misconduct by the Indenture Trustee, such Noteholder or any other indemnified person hereunder. The indemnification provided for in this Section 3.2 shall survive the removal of, or a resignation by, such Person as Indenture Trustee as well as the termination of this Base Indenture or any Series Supplement.

         Section 3.3. [Reserved].

         Section 3.4. Stamp, Other Similar Taxes and Filing Fees. The Issuer shall indemnify and hold harmless the Indenture Trustee and each Secured Party from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with this Base Indenture or any Collateral. The Issuer shall pay, or reimburse the Indenture Trustee for, any and all amounts in respect of, all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts that may be payable or reasonably determined to be payable in respect of the execution, delivery, performance and/or enforcement of this Base Indenture.

         Section 3.5. Release from Lien of Indenture. Notwithstanding any other provision in this Indenture to the contrary, and unless otherwise specified with respect to certain Guaranteed Alternative Loans in a Series Supplement, the Indenture Trustee is permitted to release from the Lien of this Indenture any Guaranteed Alternative Loans upon notice from the Servicer to the effect that such Guaranteed Alternative Loans are in default and need to be released from the Lien of this Indenture in order to realize the benefits of the applicable Alternative Loan Guaranty Payment.

                                   ARTICLE IV

                                    REPORTS

         Section 4.1. Agreement of the Issuer to Provide Reports and Instructions. Unless otherwise provided for in each related Series Supplement, and with respect to each Series of Notes, from the date of issuance of each Series of Notes until the Final Scheduled Payment Date for each such Series of Notes, the Issuer shall furnish to the Eligible Lender Trustee and the Indenture
Trustee:

         (a) Quarterly Financial Statements. As soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Issuer, the Issuer's consolidated statement of income and statement of changes in cash flow for such quarter and balance sheet as of the end of such quarter presented fairly in accordance with generally accepted accounting principles;

         (b) Annual Financial Statements. As soon as available and in any event within 120 days after the end of each fiscal year of the Issuer, the Issuer's statement of income and statement of changes in cash flow for such year and balance sheet as of the end of such year in each case presented fairly in accordance with generally accepted accounting principles;

         (c) Quarterly Officer's Certificate. Within 30 days after the last day of each calendar quarter, an officer's certificate executed by the chief financial officer or treasurer of the General Partner, certifying that, as of such calendar month, (i) the Issuer is in compliance with all of the terms, conditions and requirements of the Related Documents for such Series, and (ii) no Event of Default or Unmatured Event of Default under this Indenture or other event of default as described in any other Related Document for such Series exists;

         (d) Quarterly Report. No later than the tenth Business Day of each January, April, July and October, a Quarterly Report for the immediately preceding quarter, substantially in the form of Exhibit D;

         (e) DOE Audit Materials. Within 30 days after the last day of each calendar month, notice of all DOE audits of or any other actions of a material nature by the DOE with respect to, the Issuer or any Affiliate thereof, to the extent that it has knowledge thereof, of the Servicer or Student Loan Guarantor, under any Student Loan Guaranty Agreement, and, in each case, notice of the results thereof (including, but not limited to, the rate of reimbursement by the DOE for the Student Loan Guarantors under the related Student Loan Guaranty Agreements, to the extent that such rate is below the maximum permitted under the Higher Education Act (i.e., 95% for Student Loans disbursed on or after October 1, 1998, 98% with respect to Student Loans disbursed on or after October 1, 1993, and 100% for Student Loans disbursed prior thereto));

         (f) Reports of Independent Accountants. As promptly as practicable, copies of any reports or written comments (including, without limitation, audit reports, management letters and any other reports or communications with respect to the internal control structure) relating to the Issuer submitted by its independent accountants; and

         (g) Event of Defaults. Immediately upon becoming aware of the existence of any Event of Default or Unmatured Event of Default, a written statement of an Authorized Officer of the Issuer setting forth details of such event and the action that the Issuer proposes to take with respect thereto; and immediately upon becoming aware of a Servicer Default, written notice thereof.

         In addition, the Issuer shall promptly furnish a copy of each Quarterly Report upon delivery thereof to the Indenture Trustee and the Eligible Lender Trustee, to each Rating Agency rating each such Series of Notes.

         The Issuer shall also inform each Rating Agency in writing immediately upon the occurrence of any resignation, substitution or replacement of the Eligible Lender Trustee, the Servicer or any Subservicer. In addition, at any time at which the Issuer provides the Indenture Trustee with notice of the occurrence of any other event pursuant to the terms of this Indenture, it shall concurrently provide such notice to each Rating Agency.

         Section 4.2. Monthly Noteholders' Statement. Unless otherwise specified in the related Series Supplement, on the Fee Remittance Date, the Indenture Trustee or the Paying Agent shall forward to each Noteholder of record of each outstanding Series the Monthly Noteholders' Statement with respect to such Series, with a copy to the Rating Agencies and each Enhancement Provider, if any, with respect to such Series.

         Section 4.3. Annual Noteholders' Tax Statement. Unless otherwise specified in the related Series Supplement, on or before January 31 of each calendar year, beginning with calendar year 2004, the Indenture Trustee or the Paying Agent shall furnish to each Person who at any time during the preceding calendar year was a Noteholder a statement prepared by or on behalf of the Issuer containing the information which is required to be contained in the Monthly Noteholders' Statements with respect to each Series of Notes aggregated for such calendar year or the applicable portion thereof during which such Person was a Noteholder, together with such other customary information (consistent with the treatment of the Notes as debt) as the Issuer deems necessary or desirable to enable the Noteholders to prepare their tax returns (each such statement, an "Annual Noteholders' Tax Statement"). Such obligations of the Issuer to prepare and the Indenture Trustee or the Paying Agent to distribute the Annual Noteholders' Tax Statement shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee or the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                                    ARTICLE V

             ALLOCATION AND APPLICATION OF COLLECTIONS; CAPITALIZED
                        INTEREST ACCOUNT; RESERVE ACCOUNT

         Section 5.1. Rights of Noteholders. Each Series of Notes, unless such Series is designated a Segregated Series, shall be secured by all of the Collateral, including the benefits of any Enhancement, if any, issued with respect to such Series and the right to receive the applicable Series Percentage of Collections and other amounts at the times and in the amounts specified in this Article 5 to be deposited in the Collection Account and any other accounts (if so specified in the related Series Supplement) or to be paid to the Noteholders of such Series. In no event shall the grant of a security interest in Collateral be deemed to entitle any Noteholder to receive Collections or other proceeds of the Collateral in excess of the amounts described in this
Article 5.

         Section 5.2. Collection Account.

         (a) Establishment of Collection Account. On or prior to the Initial Closing Date, the Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Secured Parties, or cause to be established and maintained, an account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties. The Indenture Trustee shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Collection Account and the proceeds thereof for the benefit of the Secured Parties. The Collection Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Secured Parties. The Collection Account shall be maintained as an Eligible Deposit Account. If the Collection Account is not maintained in accordance with the previous sentence, then within 10 Business Days after obtaining knowledge of such fact, the Indenture Trustee shall establish a new Collection Account which complies with such sentence and transfer into the new Collection Account all cash and investments from the non-qualifying Collection Account. Initially, the Collection Account will be established with Bank One, National Association.

         (b) Establishment of Additional Accounts. To the extent specified in the Series Supplement with respect to any Series of Notes, the Indenture Trustee may establish and maintain one or more additional accounts and/or Administrative Subaccounts to facilitate the proper allocation of Collections in accordance with the terms of such Series Supplement.

         (c) Administration of the Collection Account. The Issuer shall instruct the institution maintaining the Collection Account in writing to invest funds on deposit in the Collection Account (including any administrative subaccounts thereof) at all times in Eligible Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that except as provided in any Series Supplement, any such investment shall mature not later than the Business Day prior to the applicable Fee

Remittance Date, following the date on which such funds were so invested, except for any Eligible Investment held in the Collection Account (including any administrative subaccounts thereof) which is in an investment made by the Paying Agent institution, in which event such investment may mature on such applicable Fee Remittance Date, so long as such funds shall be available for withdrawal on or prior to such applicable Fee Remittance Date. All such Eligible Investments will be credited to the Collection Account and any such Eligible Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held by the Indenture Trustee pending maturity or disposition; (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Indenture Trustee pending maturity or disposition; and (iii) Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Indenture Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee pending maturity or disposition. The Indenture Trustee shall, at the expense of the Issuer, take such action as is required to maintain the Indenture Trustee's security interest in the Eligible Investments credited to the Collection Account. In the absence of written investment instructions hereunder, funds on deposit in the Collection Account shall remain uninvested. Neither the Issuer nor the Indenture Trustee shall dispose of (or permit the disposal of) any Eligible Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Eligible Investment.

         (d) Earnings from Collection Account. Subject to the restrictions set forth above, the Issuer shall have the authority to instruct the Indenture Trustee (which instructions shall be in writing) with respect to (i) the investment of funds on deposit in the Collection Account and (ii) the liquidation of such investments. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Collection Account shall be deemed to be available and on deposit for distribution.

         Section 5.3. Collections and Allocations. (a) Collections in General. Until this Base Indenture is terminated pursuant to Section 11.1, the Issuer shall, and the Indenture Trustee is authorized to, cause all Collections due and to become due to the Issuer or the Indenture Trustee, as the case may be, to be paid directly into the Collection Account no later than the close of business on the second Business Day after receipt thereof, and the Servicer shall be instructed to remit all Collections received by it in accordance with the Servicing Agreement to the Collection Account for deposit therein. In addition, the Issuer shall deposit to the Collection Account no later than the close of business on each Determination Date the aggregate Purchase Amounts payable by the Issuer pursuant to Section 7.5 of the Base Indenture. If the Issuer shall receive any written statement from the Servicer stating that any amount previously paid by the Servicer to the Indenture Trustee or Issuer and deposited into the Collection Account was so paid and deposited into the Collection Account in error, the Issuer, if it shall concur as to the truth of such statement, shall forward to the Indenture Trustee in writing, together with such security or indemnity as may be required by it to hold the Indenture Trustee harmless, a copy of such written statement from the Servicer, along with an instruction to the Indenture Trustee to withdraw such amount from the Collection Account and pay such amount to the Servicer. Following receipt from the Issuer of the Servicer's statement and the written instructions set forth in the preceding sentence, so long as no Event of Default shall have occurred and be continuing, the Indenture Trustee shall withdraw such amount from the Collection Account and pay such amount to such Servicer. The Issuer agrees that if any such monies, instruments, cash or other proceeds shall be received by the Issuer in an account other than the Collection Account or in any other manner, such monies, instruments, cash and other proceeds will not be commingled by the Issuer with any of its other funds or property, if any, but will be held separate and apart therefrom and shall be held in trust by the Issuer for, and immediately paid over to, but in any event within two Business Days from receipt, the Indenture Trustee with any necessary endorsement. All monies, instruments, cash and other proceeds received by the Indenture Trustee pursuant to this Base Indenture shall be immediately deposited in the Collection Account within two Business Days from receipt and shall be applied as provided in this
Article 5.

         (b) Disqualification of Institution Maintaining Collection Account. Upon and after the establishment of a new Collection Account as an Eligible Deposit Account pursuant to Section 5.2(a), the Issuer shall deposit or cause to be deposited all Collections as set forth in Section 5.3(a) into the new Collection Account, and in no such event shall deposit or cause to be deposited any Collections thereafter into any account established, held or maintained with the institution formerly maintaining the Collection Account (unless it later becomes a Qualified Institution maintaining the Collection Account as an Eligible Deposit Account).

         Section 5.4. Determination of Interest. Interest with respect to each Series of Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Series Supplement.

         Section 5.5. Determination of Principal. Principal with respect to each Series of Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Series Supplement. However, all principal or interest with respect to any Series of Notes shall be due and payable no later than the Final Scheduled Payment Date with respect to such Series.

         Section 5.6. Paired Series. To the extent provided in a Series Supplement, any Series of Notes may be paired with one or more other Series (each, a "Paired Series"). Each Paired Series may be prefunded with an initial deposit to a pre-funding account in an amount up to the initial principal balance of such Paired Series, primarily from the proceeds of the sale of such Paired Series, or will have a variable principal amount. Any such pre-funding account will be held for the benefit of such Paired Series and not for the benefit of the Noteholders of the Series paired therewith. As funds are accumulated in a principal funding account or paid to Noteholders of the Series paired to the Paired Series, either (i) in the case of a pre-funded Paired Series, an equal amount of funds on deposit in any pre-funding account for such prefunded Paired Series will be released and paid to the Issuer or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Issuer and, in either case, the note principal amount of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Series paired to the Paired Series, the aggregate note principal amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Note Principal Amount of such Series paid to the Noteholders thereof. The issuance of a Paired Series may be subject to certain conditions described in the related Series Supplement.

         Section 5.7. Capitalized Interest Account. (a) Establishment of Capitalized Interest Account. On or prior to the Initial Closing Date, the Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Secured Parties, or cause to be established and maintained, an account (the "Capitalized Interest Account") bearing a designation that the funds deposited therein are held for the benefit of the Secured Parties. The Indenture Trustee shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Capitalized Interest Account and the proceeds thereof for the benefit of the Secured Parties. The Capitalized Interest Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Secured Parties. The Capitalized Interest Account shall be maintained as an Eligible Deposit Account. If the Capitalized Interest Account is not maintained in accordance with the previous sentence, then within 10 Business Days after obtaining knowledge of such fact, the Indenture Trustee shall establish a new Capitalized Interest Account which complies with such sentence and transfer into the new Capitalized Interest Account all cash and investments from the non-qualifying Capitalized Interest Account.

         Section 5.8. Administration of Capitalized Interest Account.

         (a) The Issuer shall instruct the institution maintaining the Capitalized Interest Account in writing to invest funds on deposit in the Capitalized Interest Account at all times in Eligible Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that except as provided in any Series Supplement, any such investment shall mature not later than the Business Day prior to the Fee Remittance Date following the date on which such funds were so invested, except for any Eligible Investment held in the Capitalized Interest Account (including any administrative subaccounts thereof) which is in an investment made by the Paying Agent institution, in which event such investment may mature on such Fee Remittance Date, so long as such funds shall be available for withdrawal on or prior to such applicable Fee Remittance Date. All income or other gains from the investment of moneys deposited in the Capitalized Interest Account shall be deposited by the Indenture Trustee into the Collection Account upon receipt. Any such Eligible Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held by the Indenture Trustee pending maturity or disposition; (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Indenture Trustee pending maturity or disposition; and (iii) Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Indenture Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee pending maturity or disposition. The Indenture Trustee shall, at the expense of the Issuer, take such action as is required to maintain the Indenture Trustee's security interest in the Eligible Investments credited to the Capitalized Interest Account. In the absence of written investment instructions hereunder, funds on deposit in the Capitalized Interest Account shall remain uninvested. Neither the Issuer nor the Indenture Trustee shall dispose of (or permit the disposal of) any Eligible Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Eligible Investment.

         Section 5.9. Allocations. (a) The Issuer shall instruct the Indenture Trustee to transfer amounts on deposit in the Capitalized Interest Account in accordance with each Series Supplement.

         Section 5.10. Reserve Account. (a) Establishment of Reserve Account. On or prior to the Initial Closing Date, the Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Secured Parties, or cause to be established and maintained, an account (the "Reserve Account") bearing a designation that the funds deposited therein are held for the benefit of the Secured Parties. The Indenture Trustee shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Reserve Account and the proceeds thereof for the benefit of the Secured Parties. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Secured Parties. The Reserve Account shall be maintained as an Eligible Deposit Account. If the Reserve Account is not maintained in accordance with the previous sentence, then within 10 Business Days after obtaining knowledge of such fact, the Indenture Trustee shall establish a new Reserve Account which complies with such sentence and transfer into the new Reserve Account all cash and investments from the non-qualifying Reserve Account.

         (b) Administration of Reserve Account. The Issuer shall instruct he institution maintaining the Reserve Account in writing to invest funds on deposit in the Reserve Account at all times in Eligible Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that except as provided in any Series Supplement, any such investment shall mature not later than the Business Day prior to the Fee Remittance Date following the date on which such funds were so invested, except for any Eligible Investment held in the Reserve Account (including any administrative subaccounts thereof) which is in an investment made by the Paying Agent institution, in which event such investment may mature on such Fee Remittance Date, so long as such funds shall be available for withdrawal on or prior to such applicable Fee Remittance Date. All income or other gains from the investment of moneys deposited in the Reserve Account shall be deposited by the Indenture Trustee into the Collection Account upon receipt. Any such Eligible Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held by the Indenture Trustee pending maturity or disposition; (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Indenture Trustee pending maturity or disposition; and (iii) Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Indenture Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee pending maturity or disposition. The Indenture Trustee shall, at the expense of the Issuer, take such action as is required to maintain the Indenture Trustee's security interest in the Eligible Investments credited to the Reserve Account. In the absence of written investment instructions hereunder, funds on deposit in the Reserve Account shall remain uninvested. Neither the Issuer nor the Indenture Trustee shall dispose of (or permit the disposal of) any Eligible Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Eligible Investment.

         (c) Allocations. The Issuer shall instruct the Indenture Trustee to transfer amounts on deposit in the Reserve Account in accordance with each Series Supplement.

         (d) Termination of Reserve Account. Following the payment in full of the Note Principal Amount of all Shared Collateral Series and all other amounts owing or to be distributed hereunder or under any applicable Series Supplement to the Servicer, the Indenture Trustee and the Eligible Lender Trustee (such Servicer, Indenture Trustee and Eligible Lender Trustee fees to be paid pari passu) and the Noteholders of all Shared Collateral Series (including any Noteholders' Interest Basis Carryover), any amount remaining on deposit in the Reserve Account shall be distributed to the Issuer. The Issuer shall in no event be required to refund any amounts properly distributed pursuant to this Section 5.10(d)

[THE REMAINDER OF ARTICLE 5 IS RESERVED AND MAY BE SPECIFIED IN ANY SERIES SUPPLEMENT WITH RESPECT TO ANY SERIES.]

                                   ARTICLE VI

                          DISTRIBUTIONS TO NOTEHOLDERS

         Section 6.1. Distributions in General. (a) Unless otherwise specified in the applicable Series Supplement, on each Fee Remittance Date, with respect to each outstanding Series, (i) the Indenture Trustee or the Paying Agent shall deposit into the applicable Trust Account for each such Series the amounts deposited in the Collection Account, and (ii) to the extent provided for in the applicable Series Supplement, the Indenture Trustee shall deposit into the Distribution Account for each such Series the amount of Enhancement, if any, for such Series drawn in connection with such Fee Remittance Date.

         (b) Unless otherwise specified in the applicable Series Supplement, on each Payment Date, the Indenture Trustee or the Paying Agent shall distribute to the Noteholders of each Series, to the extent amounts are on deposit in the Distribution Account for such Series, an amount sufficient to pay all principal and interest due on such Series on such Payment Date. Such distribution with respect to principal shall be by lot at random to each Noteholder of record of such Series on the preceding Record Date; provided, however, that, the final principal payment due on a Note shall only be paid to the holder of a Note on due presentment of such Note for cancellation in accordance with the provisions of the Note.

         (c) Unless otherwise specified in the applicable Series Supplement, amounts distributable to a Noteholder pursuant to this Section 6.1 shall be payable by check mailed first-class postage prepaid to such Noteholder at the address for such Noteholder appearing in the Note Register except that with respect to Notes registered in the name of a Clearing Agency or its nominee, such amounts shall be payable by wire transfer of immediately available funds released by the Indenture Trustee or the Paying Agent from the Distribution Account no later than 10:00 A.M. (New York City time) for credit to the account designated by such Clearing Agency or its nominee, as applicable.

         (d) Unless otherwise specified in the applicable Series Supplement, (i) all distributions to Noteholders of all classes within a Series of Notes will have the same priority and (ii) in the event that on any date of determination the amount available to make payments to the Noteholders of a Series is not sufficient to pay all sums required to be paid to such Noteholders on such date, then each class of Noteholders will receive its ratable share (based upon the aggregate amount due to such class of Noteholders) of the aggregate amount available to be distributed in respect of the Notes of such Series.

         Section 6.2. Optional Repurchase of Notes. The Issuer may repurchase a particular Series of Notes (or class of such Series) to the extent, if any, set forth in the related Series Supplement for that Series (or class of such Series).

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         Section 7.1. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants, as of each Series Closing Date:

         (a) Organization, Powers. The Issuer is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, has all necessary power as a limited partnership to carry on its present business, is duly licensed or qualified in all jurisdictions where the nature of its activities requires such licensing or qualifying and where its failure to be so licensed or qualified would not have a Material Adverse Effect on the Issuer or the Notes; and has full power, right and authority to enter into this Indenture, the other Related Documents to which it is, or will be, a party and the transactions contemplated hereby and thereby, to issue the Notes in accordance with a related Series Supplement and to perform each and all of the matters and things herein and therein provided for.

         (b) Issuer Authority, etc. The execution, delivery and performance by the Issuer of this Base Indenture, the related Series Supplement and the other Related Documents to which it is a party (other than any Related Document relating solely to a Segregated Series) is, or will be, and the transactions contemplated hereby and thereby, have been duly authorized by all necessary limited partnership action.

         (c) Compliance with Laws and Contracts. The execution, delivery and performance by the Issuer of this Base Indenture, the Notes and the other Related Documents (other than any Related Document relating solely to a Segregated Series) to which the Issuer is a party do not and will not (i) violate, in any material respect, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award to which the Issuer or its property is subject, or of the limited partnership agreement and certificate of limited partnership of the Issuer; (ii) result in a material breach of or constitute a material default under the provisions of any indenture, loan or credit agreement or any other material agreement, lease or instrument to which the Issuer may be or is subject or by which it, or its property, is bound; or (iii) result in, or require, the creation or imposition of any Lien on or with respect of any of the material properties of the Issuer other than the Lien in favor of the Indenture Trustee provided herein; and the Issuer is not in violation of, or in default under, any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument except for violations or defaults that singly or in the aggregate have not had nor would have a Material Adverse Effect on the Issuer.

         (d) Governmental Approvals. The Issuer has obtained all authorizations, consents, approvals, exemptions of or filings or registrations with all governmental commissions, regulatory bodies, boards, bureaus, agencies and instrumentalities, domestic or foreign, necessary to the conduct of its business and with respect to which the failure to obtain would not have a Material Adverse Effect on the Issuer, or necessary to the valid execution, delivery and performance by the Issuer of this Indenture, the Notes and the other Related Documents (other than any Related Document relating solely to a Segregated Series) to which the Issuer is, or will be, a party (the "Approvals"), and such Approvals remain in full force and effect.

         (e) Litigation. There is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending or, to the knowledge of the Issuer, overtly threatened in writing against or affecting the Issuer wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect on the Issuer or which affects, or purports to affect, the validity or enforceability against the Issuer of any Related Document (other than any Related Document relating solely to a Segregated Series).

         (f) Employee Benefit Plans. All "employee benefit plans" (as such term is defined in ERISA) of the Issuer and each of its ERISA Affiliates (as defined in

ERISA) (individually, a "Plan" and collectively the "Plans") are in compliance in all material respects with any applicable provisions of ERISA and the regulations and published interpretations thereunder, except for compliance amendments which may be required due to changes in such laws and regulations and which were not addressed by the latest determination letters and for which the retroactive amendment period has not expired. No Plan is insolvent or in reorganization. No proceedings have been instituted to terminate any Plan, and no conditions exist which would permit the institution of proceedings to terminate any such Plan.

         (g) Perfected Interest. Each Financed Student Loan, including the related Student Loan Note or Alternative Loan Note, is owned by the Issuer or by the Eligible Lender Trustee, on behalf of the Issuer, free and clear of any Lien other than the Lien created by the Indenture. Except for the filing of the financing statements being executed and filed in connection with the closing of the transaction, no further action, including any filing or recording of any document, is necessary in order to establish, protect and perfect the first priority security interest of the Indenture Trustee, for the benefit of the Secured Parties, in the Collateral as against any third party in any applicable jurisdiction, including, without limitation, any purchaser from, or creditor of, the Issuer. No financing statement or other instrument similar in effect covering any of the Collateral or any interest therein is on file in any recording office except such as may be filed (i) in connection with any Lien arising solely as the result of any action taken by the Indenture Trustee, (ii) in favor of the Indenture Trustee or (iii) for which UCC termination statements have been filed or with respect to Liens which by their terms do not require that a release be filed for the security interest of the Indenture Trustee to be of first priority.

         (h) Accuracy of Information. All information (including each Quarterly Report, Student Loan Schedule, Alternative Loan Schedule and computer tape) supplied by, or on behalf of, the Issuer in writing to the Indenture Trustee in connection with this Indenture or the transactions contemplated hereby is true and accurate in all material respects as of the date thereof stated or certified. No information, exhibit or report furnished by the Issuer to the Indenture Trustee in connection with this Indenture contained any material misstatement.

         (i) Defaults. No Event of Default or Unmatured Event of Default exists.

         (j) Margin Regulations. The use of all funds obtained by the Issuer under this Indenture will not conflict with or contravene any of Regulations T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

         (k) Offices. The chief place of business and chief executive office of the Issuer are located at the address of the Issuer referred to in Section 13.1 (or at such other location which may be specified in a Series Supplement from time to time), and the offices where the Issuer keeps all its books, records and documents evidencing the

Financed Student Loans are located at the addresses specified in Schedule II (or at such other locations, notified to the Indenture Trustee in accordance with
Section 13.1, in jurisdictions where all action necessary to maintain the Indenture Trustee's first priority perfected interest, for the benefit of the Secured Parties, in the Collateral has been taken and completed).

         (l) Eligible Student Loans. Each Student Loan, as of the date of its inclusion in the Collateral, is or will be an Eligible Student Loan.

         (m) Eligible Alternative Loans. Each Alternative Loan, as of the date of its inclusion in the Collateral, is or will be an Eligible Alternative Loan.

         (n) The Issuer Not an Investment Company. The Issuer is not an "investment company" or under the "control" of an "investment company", as such terms are defined in the Investment Company Act.

         Section 7.2. Representations and Warranties of the General Partner. The General Partner hereby represents and warrants, as of each Series Closing Date:

         (a) Organization, Corporate Powers. The General Partner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all necessary corporate power to carry on its present business, is duly licensed or qualified in all jurisdictions where the nature of its activities require such licensing or qualifying and where its failure to be so licensed or qualified would not have a Material Adverse Effect on the Issuer.

         (b) Authority, etc. The execution, delivery and performance by the General Partner of the limited partnership agreement of the Issuer and the transactions contemplated thereby have been duly authorized by all necessary corporate action.

         (c) Compliance with Laws and Contracts. The execution, delivery and performance by the General Partner of its duties under the limited partnership agreement of the Issuer will not (i) violate, in any material respect, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award to which the General Partner or its property is subject, or of the certificate of incorporation or bylaws of the General Partner; (ii) result in a material breach of or constitute a material default under the provisions of any indenture, loan or credit agreement or any other material agreement, lease or instrument to which the General Partner may be or is subject or by which it, or its property, is bound; or (iii) result in, or require, the creation or imposition of any Lien on or with respect of any of the material properties of the General Partner, which in any case would have a Material Adverse Effect on the General Partner; and the General Partner is not in violation of, or in default under, any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument except for violations or defaults that singly or in the aggregate have not had nor would have a Material Adverse Effect on the General Partner.

         (d) Governmental Approvals. The General Partner has obtained all authorizations, consents, approvals, exemptions of or filings or registrations with all governmental commissions, regulatory bodies, boards, bureaus, agencies and instrumentalities, domestic or foreign, necessary to the conduct of its business and with respect to which the failure to obtain would not have a Material Adverse Effect on the General Partner.

         (e) Litigation. There is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending or, to the knowledge of the General Partner, overtly threatened in writing against or affecting the General Partner wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect on the General Partner or which affects, or purports to affect, the validity or enforceability against the General Partner of the limited partnership agreement of the Issuer.

         Section 7.3. Representations and Warranties of the Indenture Trustee. The Indenture Trustee hereby represents and warrants, as of each Series Closing
Date:

         (a) Due Organization. It is a national banking association duly organized and validly existing in good standing under the laws of the United States. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Indenture.

         (b) Authorization. It has taken all corporate action necessary to authorize the execution and delivery by it of this Indenture, and this Indenture will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Indenture on its behalf.

         (c) Eligible Lender. It is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act, for purposes of being pledgee of the Financed Student Loans as contemplated by this Indenture.

         (d) Binding Obligation. This Indenture constitutes, and each other Related Document to be executed by the Indenture Trustee when duly executed and delivered, will constitute, a legal, valid and binding obligation of the Indenture Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         Section 7.4. Representations and Warranties of Eligible Lender Trustee. The Eligible Lender Trustee hereby represents and warrants as follows, as of each Series Closing Date:

         (a) Due Organization. It is a national banking association duly organized and validly existing in good standing under the laws of the United States. It has all requisite corporate power and authority to execute and deliver this Indenture.

         (b) Eligible Lender. It is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act.

         Section 7.5. Reassignment upon Breach. The Issuer or the Indenture Trustee, as the case may be, shall inform the other parties to this Indenture and the Noteholders promptly, in writing, upon the discovery of any breach of the representations and warranties made by the Issuer pursuant to Sections 7.1(g), (l) or (m) or any of the covenants of the Issuer made pursuant to
Section 8.3 that materially and adversely affects the interest of the Noteholders in any Financed Student Loan (any such breach that does not affect any Student Loan Guarantor's) obligation to guarantee payment of such Financed Student Loan shall not be considered to have a material adverse effect and, if pursuant to a Series Supplement the Noteholders have an interest in the Alternative Loan Guarantor's obligation to guarantee payment of such Financed Student Loan, any breach that does not affect any Alternative Loan Guarantor's obligation to guarantee payment of such Financed Student Loan shall not be considered to have a material adverse effect). Unless any such breach which materially and adversely (subject to the preceding parenthetical) affects the interests of the Noteholders, shall have been cured within 30 days following the discovery thereof by the Issuer or receipt by the Issuer of written notice from the Indenture Trustee of such breach, the Financed Student Loan as to which such representation and warranty or covenant relates shall be released from the Collateral and reassigned (a) in the case of a Student Loan to the Eligible Lender Trustee, and (b) in the case of an Alternative Loan to the Seller (each, a "Reassignment"), as of the first Determination Date succeeding the end of such 30 day period. In consideration of and as a precondition to the reassignment of such Financed Student Loan, the Issuer shall deposit to the Collection Account on such Determination Date immediately available funds equal to the Purchase Amount. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing the Issuer may, at its option in lieu of depositing such Purchase Amount to the Collection Account on such date, cause, as the case may be, either (i) the Eligible Lender Trustee to pledge to the Indenture Trustee on such date for inclusion in the Collateral a new Eligible Student Loan in substitution for such Student Loan which was a Financed Student Loan, such new Eligible Student Loan to have a Principal Balance plus accrued and unpaid interest at least equal to the Substitution Amount of the Student Loan for which it is being substituted and bearing an interest rate that is the maximum allowed by law for the related student loan program, by delivering an updated Student Loan Schedule to the Indenture Trustee reflecting such substitution or (ii) the Issuer to pledge to the Indenture Trustee on such date for inclusion in the Collateral a new Eligible Alternative Loan in substitution for such Alternative Loan, such new Alternative Loan to have a Principal Balance plus accrued and unpaid interest at least equal to the Substitution Amount of the Alternative Loan for which it is being substituted and, if applicable, bearing an interest rate that is the maximum allowed by law for the related student loan program, by delivering an updated Alternative Loan

Schedule to the Indenture Trustee reflecting such substitution (in either case, a "Substitution"). The Indenture Trustee shall execute such documents reasonably requested by the Issuer in order to effect such reassignment and to release the Indenture Trustee's Lien thereunder. The sole remedy of the Indenture Trustee or the Noteholders with respect to a breach of representations and warranties pursuant to Sections 7.1(g), (l) and (m) and the covenants contained in Section
8.3 shall be to require the Issuer to deposit the Purchase Amount or substitute Financed Student Loans as provided above.

                                  ARTICLE VIII

                                    COVENANTS

         Section 8.1. Payment of Notes. The Issuer shall duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest (including any Noteholder's Interest Basis Carryover, if any) on the Notes pursuant to the provisions of this Base Indenture and any applicable Series Supplement. Principal and interest shall be considered paid on the date due if the Indenture Trustee or the Paying Agent holds on that date money designated for and sufficient to pay all principal and interest then due. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Base Indenture.

         In accordance with Section 2.6(a) the Issuer will maintain an office or agency (which may be an office of the Indenture Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or exchange, where notices and demands to or upon the Issuer in respect of the Notes and this Base Indenture may be served, and where, at any time when the Issuer is obligated to make a payment of principal and premium upon the Notes, the Notes may be surrendered for payment. The Issuer will give prompt written notice to the Indenture Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee. The Issuer may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Issuer will give prompt written notice to the Indenture Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         Section 8.2. Money for Payments to Be Held in Trust. All payments of amounts due and payable with respect to any Notes that are to be made from amounts distributed from the Collection Account or any other account shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so distributed for payments of Notes shall be paid over to the Issuer except as provided in this Base Indenture, or in any applicable Series Supplement.

         The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and each Enhancement Provider, if any, an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

         (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

         (ii) give the Indenture Trustee and each Enhancement Provider, if any, notice of any default by the Issuer of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

         (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

         (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

         (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to either (i) the Issuer on Issuer Request and with the prior written consent of the applicable Enhancement Provider, if so specified in the applicable Series Supplement, or (ii) if so specified in the applicable Series Supplement, the applicable Enhancement Provider, if and to the extent such money or any portion thereof was paid by such Enhancement

Provider, if any, to the Indenture Trustee for payment of interest on or principal of the Notes; and the Noteholder thereof shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

         Section 8.3. Existence. The Issuer will keep in full effect its existence, rights and franchises as a limited partnership under the laws of the State of Delaware (unless, subject to the prior written consent of each Enhancement Provider, if specified in the applicable Series Supplement, it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Indenture Trust Estate. The Issuer will maintain its status as a pass-through entity for federal income tax purposes.

         Section 8.4. Protection of Indenture Trust Estate. (a) The Issuer will from time to time execute or authenticate and deliver a Supplement hereto and all such financing statements, continuation or amendment statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

         (i) maintain or preserve the lien and security interest of this Indenture or carry out more effectively the purposes hereof;

         (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

         (iii) collect payments due on the Financed Student Loans; or

         (iv) preserve and defend title to the Indenture Trust Estate and the rights of the Indenture Trustee and the Secured Parties in such Indenture Trust Estate against the claims of all persons and parties. It shall be the responsibility of the Issuer to prepare such instruments.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to, if it fails to do so itself, execute or authenticate any financing statement, continuation or amendment statement or other instrument required to be executed, authenticated or filed pursuant to this Section.

         (b) Opinions as to Indenture Trust Estate. On each Series Closing Date, the Issuer shall furnish to the Indenture Trustee and each Enhancement Provider, if any, an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any Series Supplement, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

         Section 8.5. Performance of Obligations. (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others (if such action is within the Issuer's control) that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Indenture Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, each Series Supplement, each Purchase and Contribution Agreement, the Servicing Agreement or such other instrument or agreement.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture and each Series Supplement, and any performance of such duties by a Person identified to the Indenture Trustee and in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

         (c) If the Issuer shall have knowledge of the occurrence of a Servicer Default, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Financed Student Loans, the Issuer shall take all reasonable steps available to it to enforce its rights under the Related Documents in respect of such failure and shall take all reasonable steps available to it to enforce its rights in respect of such failure at the direction of the Indenture Trustee or the Requisite Investors.

         (d) Upon any termination of the Servicer's rights and powers pursuant to any Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and each Enhancement Provider, if any. As soon as a successor Servicer is appointed the Issuer shall notify the Indenture Trustee and each Enhancement Provider, if any, of such appointment, specifying in such notice the name and address of such successor Servicer.

         (e) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it will not, without the prior written consent of the Indenture Trustee and each Enhancement Provider, if specified in the applicable Series Supplement, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or the Related Documents, except to the extent otherwise provided in the Servicing Agreement, or waive timely performance or observance by the Servicer, AMS, the Issuer or the Eligible Lender Trustee under a material provision of any Purchase and Contribution Agreement, or the Servicing Agreement; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders, (ii) reduce the aforesaid percentage of the Notes which are required to consent to any such amendment, without the consent of the Noteholders of all the outstanding Notes of the applicable Series, or
(iii) result in a deemed exchange of Notes for new notes under Section 1001 of the Code. If any such amendment, modification, supplement or waiver shall be so consented to, the Issuer agrees, promptly following a request by the Indenture Trustee or any Enhancement Provider, if specified in the applicable Series Supplement, to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee or each Enhancement Provider, if specified in the applicable Series Supplement, may deem necessary or appropriate in the circumstances.

         (f) The Issuer shall maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records identifying and evidencing the Financed Student Loans in the event of the destruction of the originals thereof), and keep and maintain, or cause to be kept and maintained, all documents, books, records and other information reasonably necessary or advisable for the collection of all the Financed Student Loans (including, without limitation, records adequate to permit the daily identification of each new Financed Student Loan included in the Collateral from time to time and all Collections of and adjustments to each existing Financed Student Loan).

         (g) At its expense, the Issuer shall timely and fully perform and comply, and cause the Eligible Lender Trustee to perform and comply, with all material provisions, covenants and other promises required to be observed by each of them under the Higher Education Act, all Student Loan Notes, all the Student Loan Guaranty Agreements, each applicable Alternative Loan program, all Alternative Loan Notes, all the Alternative Loan Guaranty Agreements, the Servicing Agreement and other agreements to which the Issuer is a party related to the Collateral.

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


         (h) The Issuer shall administer, operate and maintain, or cause the Eligible Lender Trustee to administer, operate and maintain, its student loan program in such manner as to ensure that such program and the Financed Student Loans will benefit, to the extent applicable and in all material respects, from
(i) the Student Loan Guaranty Agreements, (ii) the Federal Family Education Loan Program authorized under the Higher Education Act and the federal program of reimbursement for Student Loans pursuant to the Higher Education Act, or from any other federal statute providing for such Federal Student Loan Program, (iii) the Alternative Loan Guaranty Agreements and (iv) each applicable Alternative Loan program.

         (i) The Issuer shall (i) maintain, and, where applicable, cause the Eligible Lender Trustee to maintain, in effect all Student Loan Guaranty Agreements, all Alternative Loan Guaranty Agreements and the Servicing Agreement, diligently and promptly enforce its rights thereunder and take, or use commercially reasonable steps to cause the Servicer to take, all reasonable steps, actions and proceedings necessary or appropriate for the enforcement of all material terms, covenants and conditions of each Financed Student Loan, including the prompt payment of all principal and interest payments and all other amounts due with respect to such Financed Student Loan, including all Subsidy Payments, and all Student Loan Guaranty Payments under the applicable Student Loan Guaranty Agreement and all Alternative Loan Guaranty Payments under the applicable Alternative Loan Guaranty Agreement, except for such deferments and forbearance permitted with respect to either Student Loans under the Higher Education Act or Alternative Loans, and (ii) enter and, where applicable, cause the Eligible Lender Trustee to enter, into Student Loan Guaranty Agreements so that all Student Loans are covered thereby and enter into the Servicing Agreement so that all Financed Student Loans are covered thereby.

         Section 8.6. Reporting Requirements of the Issuer. The Issuer shall furnish the reports required to be furnished by the Issuer, as described in
Article 4 of this Base Indenture and in the manner set forth in such Article.

         Section 8.7. Servicing Covenants. From the date hereof until the termination of this Indenture in accordance with its terms, the Issuer shall comply with the following covenants.

         (a) Servicing. The Issuer shall cause the Servicer to service, administer and make collections with respect to the Financed Student Loans in accordance in all material respects with all applicable Federal and State laws, including all applicable standards, guidelines and requirements of the Higher Education Act and any Student Loan Guaranty Agreement and any applicable Alternative Loan program and any Alternative Loan Guaranty Agreement, the failure to comply with which would adversely affect the eligibility of one or more of the Financed Student Loans for Subsidy Payments, Student Loan Guaranty Payments or Alternative Loan Guaranty Payments, as applicable, or would have a Material Adverse Effect on the Issuer.

         (b) Collection of Financed Student Loan Payments. The Issuer shall cause the Servicer to make reasonable efforts (including all efforts that may be specified under the Higher Education Act, any Student Loan Guaranty Agreement or any Alternative Loan Guaranty Agreement), in each case in accordance with the terms of the Servicing Agreement, to collect all payments called for under the terms and provisions of the Financed Student Loans as and when the same shall become due.

         (c) Collection of Student Loan Guaranty Payments. The Issuer shall (or shall cause the Servicer to) (i) make reasonable efforts to claim, pursue and collect all Student Loan Guaranty Payments from the Student Loan Guarantors pursuant to the Student Loan Guaranty Agreements with respect to any of the Student Loans that are Financed Student Loans as and when the same shall become due and payable, (ii) make reasonable efforts to claim, pursue and collect all Alternative Loan Guaranty Payments from the Alternative Loan Guarantors pursuant to the Alternative Loan Guaranty Agreements with respect to any of the Alternative Loans that are Financed Student Loans as and when the same shall become due and payable, and (iii) shall comply, and shall cause the Servicer to comply, in all material respects with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments in each case in accordance with the terms of the Servicing Agreement. In connection therewith, the Servicer is hereby authorized and empowered to convey to (i) any Student Loan Guarantor the Student Loan Note and the related Financed Student Loan file representing any Financed Student Loan in connection with submitting a claim to such Student Loan Guarantor for a Student Loan Guaranty Payment in accordance with the terms of the applicable Student Loan Guaranty Agreement whereupon the Lien of the Indenture Trustee relating to such Financed Student Loan shall be released without any further action of any kind and (ii) any Alternative Loan Guarantor the Alternative Loan Note and the related Financed Student Loan file representing any Financed Student Loan in connection with submitting a claim to such Alternative Loan Guarantor for an Alternative Loan Guaranty Payment in accordance with the terms of the applicable Alternative Loan Guaranty Agreement whereupon the Lien of the Indenture Trustee relating to such Financed Student Loan shall be released without any further action of any kind.

         (d) Collection of Subsidy Payments. The Issuer shall make or cause to be made reasonable efforts to claim, pursue and collect all Subsidy Payments from the DOE with respect to any of the Financed Student Loans as and when the same shall become due and payable, shall comply or undertake commercially reasonable efforts to cause compliance in all material respects with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments. All amounts so collected by the Issuer or otherwise shall constitute Collections for the applicable Collection Period and shall be deposited into the Collection Account. In connection therewith, the Issuer shall prepare and file or cause there to be prepared with the DOE on a timely basis all claims, forms and other documents and filings necessary or appropriate in connection with the claiming of Subsidy Payments and otherwise pursuing and collecting such Subsidy Payments from the DOE.

         (e) Realization upon Financed Student Loans. The Issuer shall cause the Servicer to use reasonable efforts consistent with customary servicing practices and procedures and subject to the Servicing Agreement, including all efforts that may be specified under any applicable Student Loan Guaranty Agreement and the Higher Education Act, or any applicable Alternative Loan Agreement in its servicing of any delinquent Financed Student Loans.

         Section 8.8. Negative Covenants of the Issuer. The Issuer shall not:

         (a) except as expressly permitted by this Indenture or any other of the Related Documents and except for properties and assets released from the Indenture Trust Estate in accordance with this Indenture, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Indenture Trust Estate, unless directed to do so by the Indenture Trustee;

         (b) claim any credit on, or make any deduction from the principal or interest (including any Noteholders' Interest Basis Carryover or interest thereon, if any) payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Indenture Trust Estate;

         (c) except as contemplated by the Related Documents, dissolve or liquidate in whole or in part; or

         (d) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Indenture Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens and other liens that arise by operation of law, in each case arising solely as a result of an action or omission of the related Obligor, and other than as expressly permitted by the Related Documents) or (iii) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax or other lien) perfected security interest in the Indenture Trust Estate.

         Section 8.9. Issuer May Consolidate, etc., Only on Certain Terms. (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

         (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and each

Enhancement Provider, if any, in form satisfactory to the Indenture Trustee and each Enhancement Provider, if specified in the applicable Series Supplement, the due and punctual payment of the principal of, interest on and any Noteholders' Interest Basis Carryover, if any, with respect to all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

         (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

         (iii) the consent of each Enhancement Provider (if such consent right shall be specified in the applicable Series Supplement) shall have been obtained with respect to such transaction;

         (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

         (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

         (vi) the Issuer shall have delivered to the Indenture Trustee and each Enhancement Provider, if any, an Officer's Certificate of the Issuer stating that such consolidation or merger and such Supplement comply with this Base Indenture and that all conditions precedent provided for herein relating to such transaction have been complied with by the Issuer.

         (b) The Issuer shall not convey or transfer all or substantially all its properties or assets, including those included in the Indenture Trust Estate, to any Person, unless:

         (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted (A) shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assumes, by a Supplement, executed and delivered in accordance with this Base Indenture, the due and punctual payment of the principal of, interest on and Noteholders' Interest Basis Carryover, if any, with respect to all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such Supplement that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders and each Enhancement Provider, if any, (D) unless otherwise provided in such Supplement, expressly agrees to indemnify, defend and hold harmless the Issuer and each Enhancement Provider, if any, against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such Supplement that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

         (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

         (iii) the consent of each Enhancement Provider (if such consent right shall be specified in the applicable Series Supplement) shall have been obtained with respect to such transaction;

         (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

         (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

         (vi) the Issuer shall have delivered to the Indenture Trustee and each Enhancement Provider, if any, an Officer's Certificate of the Issuer stating that such conveyance or transfer and such Supplement comply with this Base Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with by the Issuer.

         Section 8.10. Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 8.9(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 8.9(b), AMS-3 2003, LP will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery by the Issuer of written notice to the Indenture Trustee and each Enhancement Provider, if any, stating that AMS-3 2003, LP is to be so released.

         Section 8.11. No Other Business. Except as contemplated by this Indenture, its limited partnership agreement or the other Related Documents, the Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Financed Student Loans in the manner contemplated by this Indenture, its limited partnership agreement and the other Related Documents, and activities incidental thereto.

         Section 8.12. No Borrowing. Unless each Rating Agency Confirmation Condition shall be satisfied with respect to such issuance, the Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

         Section 8.13. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Related Documents or this Base Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                                   ARTICLE IX

                         EVENTS OF DEFAULTS AND REMEDIES

         Section 9.1. Event of Defaults. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law and/or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) A default for two days or more in the payment of interest (excluding Noteholders' Interest Basis Carryover) on any Note after the same becomes due and payable; provided, that no default under this clause (a) with respect to a subordinate Note will constitute an Event of Default so long as any senior Notes are outstanding;

         (b) A default in the payment of the remaining balance of any Series of Notes on the Final Scheduled Payment Date for each class of such Series of Notes;

         (c) A default not otherwise constituting an Event of Default under clause (a) or (b) above for three Business Days or more in the payment of interest or any installment or principal of any Series of Notes when the same becomes due and payable and when available funds with respect to such Series of Notes are sufficient to make such payment;

         (d) default in any material respect in the observance or performance of any covenant or agreement of the Issuer made in this Indenture and the continuation of any such default for a period of 30 days after notice thereof is given to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the holders of at least 25% of the aggregate Note Principal Amount of all Series of Notes then outstanding; provided, however, that if any Series of Notes shall limit the voting rights with respect to such Series to certain classes during certain times, only the classes with then-current voting rights will be taken into consideration, and provided, further, that if the Issuer demonstrates that it is making a good-faith attempt to cure such default, such 30 day period may be extended by the Indenture Trustee to 90 days; or

         (e) any representation or warranty made by the Issuer in this Indenture or in any certificate delivered pursuant hereto or in connection herewith having been incorrect in a material adverse respect as of the time made, and such breach not having been cured within 45 days after notice thereof is given to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the holders of at least 25% of the aggregate Note Principal Amount of all Series of Notes then outstanding; provided, however, that if any Series of Notes shall limit the voting rights with respect to such Series to certain classes during certain times, only the classes with then-current voting rights will be taken into consideration, and provided, further, that if the Issuer demonstrates that it is making a good-faith attempt to cure such breach, such 45 day period may be extended by the Indenture Trustee) to 90 days; or

         (f) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Indenture Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

         (g) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing; and

         (h) Any of the Related Documents or any material portion thereof shall not be in full force and effect, enforceable in accordance with its terms (other than any Related Document that has been terminated in accordance with its terms); and

         (i) Any other event shall occur which may be specified in any Series Supplement as an "Event of Default."

         Section 9.2. Rights of the Indenture Trustee upon Events of Default.
(a) Acceleration of Maturity; Recision and Annulment. If and whenever an Event of Default specified in Section 9.1 (a), (b), (c), (d), (e), (h) or (i) should occur and be continuing with respect to a Series of Notes (other than a Segregated Series), the Indenture Trustee may and, at the written direction of the Requisite Investors shall declare all the Notes of each Series (other than a Segregated Series) to be immediately due and payable, by a notice in writing to the Issuer and upon any such declaration the unpaid principal amount of such Notes of each Series (other than a Segregated Series), together with accrued and unpaid interest thereon through the date of acceleration shall become immediately due and payable. If and whenever an Event of Default specified in Section 9.1 (f) or (g) should occur and be continuing with respect to a Shared Collateral Series, the Notes of all Shared Collateral Series shall be immediately due and payable without notice or action by any person. If and whenever an Event of Default should occur and be continuing with respect to a Segregated Series of Notes, the Indenture Trustee may and, at the written direction of the Required Noteholders with respect to such Segregated Series of Notes shall, declare all the Notes with respect to such Segregated Series to be immediately due and payable, by a notice in writing to the Issuer and upon any such declaration the unpaid principal amount of such Segregated Series of Notes, together with accrued and unpaid interest thereon through the date of acceleration shall become immediately due and payable. The Indenture Trustee shall provide each Rating Agency with written notice of any acceleration of maturity of the Notes. At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article IX, the Requisite Investors (if such acceleration of maturity relates to all outstanding Series of Notes other than a Segregated Series) or the Required Noteholders for the applicable Series (if such acceleration of maturity relates to a Segregated Series of Notes) may rescind and annul such declaration and its consequences if:

         (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                  (A) all payments of principal of and interest on (1) all Notes of each Series (if such Event of Default occurred with respect a Series of Notes other than a Segregated Series) or (2) all Notes of the applicable Segregated Series (if such Event of Default occurred with respect to a Segregated Series), and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                  (B) all sums paid or advanced by the Indenture Trustee hereunder plus all amounts owed to each Enhancement Provider, if any, under the Related Documents and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

         (ii) all Events of Default, other than the nonpayment of the principal of the Notes that have become due solely by such acceleration, have been cured or waived as provided in Section 9.11.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         (b) Related Documents. If an Event of Default shall have occurred and be continuing with respect to (i) a non-Segregated Series of Notes, the Indenture Trustee shall exercise, to the extent necessary, all rights, remedies, powers, privileges and claims of the Issuer against any party under or in connection with applicable law and the Related Documents for each Series which is a non-Segregated Series of Notes, including the right or power to take any action to compel performance or observance by any such party of its obligations to the Issuer, and to give any consent, request, notice, direction, approval, extension or waiver in respect of the Related Documents for each Series which is a non-Segregated Series of Notes; or (ii) a Segregated Series of Notes, the Indenture Trustee shall exercise, to the extent necessary, all rights, remedies, powers, privileges and claims of the Issuer against any party under or in connection with the applicable law and the Related Documents for such Segregated Series, including the right or power to take any action to compel performance or observance by any such party of its obligations to the Issuer, and to give any consent, request, notice, direction, approval, extension or waiver in respect of the Related Documents for such Segregated Series. If so specified in the applicable Series Supplement, the Indenture Trustee may agree to limit its exercise of rights and remedies available to it as a result of the occurrence of an Event of Default to the extent set forth therein.

         (c) [Reserved].

         (d) Certain Other Non-Segregated Series. Certain Series of Notes (not including any Segregated Series of Notes) may provide for allocations of Collections to such Series of Notes only in respect of specified items of Collateral upon the occurrence of certain Events of Default. Upon the occurrence of such an Event of Default relating to such a Series of Notes, the Indenture Trustee shall, to the extent specified in the applicable Series Supplement, limit any recourse hereunder to the related specified items of Collateral to satisfy the payment of all interest and principal on such Series of Notes up to the Note Principal Amount of such Series.

         (e) Segregated Series. Upon the occurrence of an Event of Default relating to any outstanding Segregated Series of Notes, the Indenture Trustee shall limit any recourse hereunder to the related Series-Specific Collateral in satisfying the payment of interest and principal due on such Segregated Series of Notes.

         Section 9.3. Other Remedies. (a) Subject to the terms and conditions of this Base Indenture, if an Event of Default occurs and is continuing, the Indenture Trustee may pursue any remedy available under applicable law or in equity to collect the payment of principal or interest on the Notes (or the applicable Segregated Series of Notes, in the case of an Event of Default that affects only one or more particular Segregated Series of Notes) or to enforce the performance of any provision of each Series of Notes, this Base Indenture or any Series Supplement with respect to each Series of Notes. In addition, the Indenture Trustee may, or shall at the written direction of the Requisite Investors (or the

Required Noteholders of one or more Segregated Series of Notes, in the case of an Event of Default that affects only such Segregated Series of Notes), direct the Issuer to exercise any rights or remedies available under any Related Document or under applicable law or in equity with respect to each Series of Notes or to do one or more of the following (subject to the provisions of this Base Indenture and any Series Supplement):

         (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

         (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Indenture Trust Estate;

         (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, each Enhancement Provider, if any, and the Noteholders; and

         (iv) sell the Indenture Trust Estate or any portion thereof or rights or interests therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Indenture Trust Estate following an Event of Default, unless (A) the Noteholders holding 100% of the Note Principal Amount for each outstanding Shared Collateral Series of Notes consents (or the Noteholders holding 100% of the Note Principal Amount for each applicable Segregated Series of Notes, in the case of an Event of Default that affects only one or more particular Segregated Series of Notes, consents); (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest (as evidenced by a certificate of a Responsible Officer of the Indenture Trustee) or (C) the Indenture Trustee determines that the Indenture Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Supermajority Investors (or the consent of the Required Noteholders of each applicable Segregated Series of Notes in the case of an Event of Default that affects only one or more particular Segregated Series of Notes). In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

         (b) The Indenture Trustee may maintain a Proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding, and any such Proceeding instituted by the Indenture Trustee shall be in its own name as Indenture Trustee. All remedies are cumulative to the extent permitted by law.

         Section 9.4. Optional Preservation of the Indenture Trust Estate. If the Notes have been declared to be due and payable under Section 9.1 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may elect to maintain possession of the Indenture Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest (including any Noteholders' Interest Basis Carryover) on the Notes, and the Indenture Trustee shall take such desire into account when determining whether to maintain possession of the Indenture Trust Estate. In determining whether to maintain possession of the Indenture Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion (which shall be obtained at the expense of the Issuer) of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

         Section 9.5. Limitation on Suits. Any other provision of this Base Indenture to the contrary notwithstanding, a Noteholder may pursue a remedy with respect to this Indenture or the Notes only if:

         (a) The Noteholder gives to the Indenture Trustee written notice of a continuing Event of Default with respect to such Noteholder;

         (b) The Requisite Investors (or the Required Noteholders of one or more Segregated Series of Notes if one or more Segregated Series of Notes is affected) make a written request to the Indenture Trustee to pursue the remedy;

         (c) Such Noteholder or Noteholders offer and, if requested, provide to the Indenture Trustee reasonable indemnity against any loss, liability or expense;

         (d) The Indenture Trustee does not comply with the request within 60 days after receipt of the request; and

         (e) During such 60-day period the Requisite Investors (or the Required Noteholders of one or more Segregated Series of Notes if one or more Segregated Series of Notes is affected) do not give the Indenture Trustee a direction inconsistent with the request.

A Noteholder may not use this Base Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

         Section 9.6. Unconditional Rights of Holders to Receive Payment; Withholding Taxes. (a) Notwithstanding any other provision of this Base Indenture, the right of any Noteholder of a Note to receive payment of principal and interest on the Note (except for any Noteholders' Interest Basis Carryover), on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Noteholder.

         (b) The Paying Agent shall (or if the Indenture Trustee is not the Paying Agent, the Indenture Trustee shall cause the Paying Agent to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee that such Paying Agent shall) comply with all requirements of the Code regarding the withholding of payments in respect of Federal income taxes due from Noteholders and otherwise comply with the provisions of this Base Indenture applicable to it.

         Section 9.7. Restoration of Rights and Remedies. If the Indenture Trustee, or any Noteholder, has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 9.8. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the holders of Notes is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given under this Base Indenture or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy under this Base Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 9.9. Delay or Omission Not Waiver. No delay or omission of the Indenture Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 9 or by law to the Indenture Trustee or to the holders of Notes may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the holders of Notes, as the case may be.

         Section 9.10. Control by Requisite Investors or Required Noteholders. The Requisite Investors (or to the extent such remedy relates only to a particular Segregated Series of Notes, the Required Noteholders) may direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee. However, (a) subject to Section 10.1, the Indenture Trustee may refuse to follow any direction that it determines might involve it in liability, conflicts with law or this Base Indenture, or that the Indenture Trustee determines might materially adversely affect the rights of any Noteholders not consenting to such action, (b) subject to the express terms of
Section 9.3, any direction to sell or liquidate the Indenture Trust Estate shall be by the Noteholders holding 100% of the aggregate Note Principal Amount of all Series of Notes; provided,

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


however, that if any Series of Notes shall limit the voting rights with respect to such Series to certain classes during certain times, only the classes with then-current voting rights will be taken into consideration and (c) if the conditions set forth in Section 9.4 have been satisfied and the Indenture Trustee elects to retain the Indenture Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Noteholders holding less than 100% of the aggregate Note Principal Amount for all Series of Notes; provided, however, that if any Series of Notes shall limit the voting rights with respect to such Series to certain classes during certain times, only the classes with then-current voting rights will be taken into consideration, to sell or liquidate the Indenture Trust Estate shall be of no force or effect.

         Section 9.11. Waiver of Past Events. Subject to Section 12.2 hereof, the Requisite Investors (or the Required Noteholders of a Segregated Series of Notes if only a Segregated Series of Notes has been affected), by notice to the Indenture Trustee, may waive any existing Potential Event of Default or Event of Default, except that (a) any Potential Event of Default or Event of Default arising out of an Event of Bankruptcy with respect to the Issuer or (b) any Potential Event of Default or Event of Default in the payment of the principal of or interest on any Note of such Series may only be waived by the Noteholders holding 100% of the Note Principal Amount of each Series of Notes. Upon any such waiver pursuant to this Section 9.4, such Potential Event of Default or Event of Default shall cease to exist with respect to all (but not less than all) Series, and any Potential Event of Default or Event of Default with respect to all (but not less than all) Series arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Potential Event of Default or Event of Default or impair any right consequent thereon.

         Section 9.12. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

         (a) The Issuer covenants that if (i) default is made in the payment of any interest (including any Noteholders' Interest Basis Carryover or interest thereon) on any Notes when the same becomes due and payable, and such default continues for a period of two days, or (ii) default is made in the payment of the remaining principal balance of any Notes when the same becomes due and payable on the applicable Final Scheduled Payment Date, or (iii) default for five days or more is made in the payment of any installment of the principal of any Notes when the same becomes due and payable and when available funds are sufficient to make such payment, the Issuer shall, upon demand of the Indenture Trustee, pay to it, for the benefit of the Noteholders, the whole amount then due and payable on such Notes for principal and interest (and any Noteholders' Interest Basis Carryover), with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest (and any Noteholders' Interest Basis Carryover together with interest thereon), at the rate specified in the applicable Series Supplement and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its respective agents and counsel.

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



         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may (and with the prior written consent of the Requisite Investors, shall) institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable, in each case subject to Section 13.17 of this Base Indenture.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the applicable Related Document or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by the applicable Related Document or by law, in each case subject to Section 13.17 of this Base Indenture.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Indenture Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceeding relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, and shall, at the written direction of the Requisite Investors, by intervention in such proceedings or otherwise:

         (i) to file and prove a claim or claims for the whole amount of principal and interest (including any Noteholders' Interest Basis Carryover and interest thereon) owing and unpaid in respect of any Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceeding;



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


         (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceeding;

         (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and the Indenture Trustee on their behalf; and

         (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial Proceeding relative to the Issuer, its creditors and its property;

         and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence, willful misconduct or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceeding relative thereto, and any such action or Proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Noteholders.

         (g) In any Proceeding brought by the Indenture Trustee (and also any Proceeding involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceeding.

         Section 9.13. The Indenture Trustee May File Proofs of Claim. The Indenture Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Issuer (or any other obligor upon the Notes), its creditors or its property, and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claim and any custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders, to pay the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 10.2 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 10.2 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, notes and other properties which the Noteholders of the Notes may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

         Section 9.14. Priorities. If the Indenture Trustee collects any money pursuant to this Article, the Indenture Trustee shall pay out the money in accordance with the provisions of Article 5 and Section 6.1 of this Indenture.

         Section 9.15. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Indenture Trustee for any action taken or omitted by it as an Indenture Trustee, a court in its discretion may require the filing by any party litigant in the suit of any undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Indenture Trustee or a suit by a Noteholder pursuant to Section 9.5.

         Section 9.16. Reassignment of Surplus. Promptly after termination of this Base Indenture and the payment in full of the Issuer Obligations, any proceeds of the Collateral received or held by the Indenture Trustee shall be turned over to the Issuer and the Eligible Lender Trustee and the Collateral shall be reassigned to the Issuer and the


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


Eligible Lender Trustee by the Indenture Trustee without recourse to the Indenture Trustee and without any representations, warranties or agreements of any kind.

         Section 9.17. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 9.18. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Indenture Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with this Base Indenture and any Series Supplement.

         Section 9.19. Remedies; Priorities.

         (a) If and whenever (i) an Event of Default shall have occurred and be continuing with respect to any Shared Collateral Series, (ii) the Notes of such Shared Collateral Series have been declared, or have become, immediately due and payable and (iii) the Financed Student Loans have been liquidated, the Indenture Trustee shall distribute such proceeds in the following order:

         FIRST: on a pari passu basis (based on the ratio of each such amount to the total of such amounts), to the Indenture Trustee and Eligible Lender Trustee for all due and unpaid Indenture Trustee fees and to the Eligible Lender Trustee for all due and unpaid Eligible Lender Trustee fees;

         SECOND: to the Servicer for all due and unpaid Servicing Fees due to the Servicer under the Servicing Agreement;

         THIRD: to the Noteholders holding Class A Notes of each Series for amounts due and unpaid on such Notes, for interest (other than any Noteholders' Interest Basis Carryover), on a pro rata basis (based on the ratio of each such amount to the total of such amounts) as between each Class and ratably as between Noteholders within each such Class, without preference or priority of any kind, according to the respective amounts due and payable on such Notes for interest;


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


         FOURTH: to the Noteholders holding Class A Notes of each Series for amounts due and unpaid on such Notes for principal, on a pro rata basis as between each Class (based on the unpaid Note Principal Amount of each such Class) and ratably as between Noteholders within each such Class, without preference or priority of any kind, according to the respective amounts due and payable on such Notes for principal, until such Notes have been paid in full;

         FIFTH: to the Noteholders holding Class B Notes of each Series for amounts due and unpaid on such Notes, for interest (other than any Noteholders' Interest Basis Carryover), on a pro rata basis (based on the ratio of each such amount to the total of such amounts) as between each Class and ratably as between Noteholders within each such Class, without preference or priority of any kind, according to the respective amounts due and payable on such Notes for interest;

         SIXTH: to the Noteholders holding Class B Notes of each Series for amounts due and unpaid on such Notes for principal, on a pro rata basis as between each Class (based on the unpaid Note Principal Amount of each such Class) and ratably as between Noteholders within each such Class, without preference or priority of any kind, according to the respective amounts due and payable on such Notes for principal, until such Notes have been paid in full;

         SEVENTH: on a pro rata basis (based on the ratio of each such amount to the total of such amounts), to each Interest Rate Exchange Agreement Counterparty for all due and unpaid termination amounts with respect to any outstanding Interest Rate Exchange Agreements resulting from the insolvency of the Issuer or the failure of the Issuer to make regularly scheduled payments under any outstanding Interest Rate Exchange Agreements;

         EIGHTH: to the Noteholders holding Class A Notes of each Series for any unpaid Noteholders' Interest Basis Carryover, on a pari passu basis (based on the ratio of each such amount to the total of such amounts) as between each Class and ratably as between Noteholders within each such Class, without preference or priority of any kind, according to the amounts due and payable on such Notes for Noteholders' Interest Basis Carryover;

         NINTH: to the Noteholders holding Class B Notes of each Series for any unpaid Noteholders' Interest Basis Carryover, on a pari passu basis (based on the ratio of each such amount to the total of such amounts) as between each Class and ratably as between Noteholders within each such Class, without preference or priority of any kind, according to the amounts due and payable on such Notes for Noteholders' Interest Basis Carryover;

         TENTH: on a pro rata basis (based on the ratio of each such amount to the total of such amounts) to an Interest Rate Exchange Agreement Counterparty an amount equal to any amounts due and owing to an Interest Rate Exchange Agreement Counterparty (other than amounts paid in accordance with clause seventh above); and

         ELEVENTH: to the Issuer, free and clear of the lien of this Indenture.

         The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

                                    ARTICLE X

                              THE INDENTURE TRUSTEE

         Section 10.1. Acceptance of the Trusts. The Indenture Trustee accepts and agrees to execute the trusts granted to it by this Indenture, but only upon the terms and conditions set forth herein. The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Base Indenture and no implied covenants or obligations shall be read into this Base Indenture against the Indenture Trustee.

         In case an Event of Default has occurred of which the Indenture Trustee has, or is deemed to have, notice in accordance with this Indenture and has not been cured, the Indenture Trustee agrees to act in accordance with the instructions and orders of the Requisite Investors, but in any such event, only upon and subject to the following expressed terms and conditions:

         (a) The Indenture Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers, employees or co-trustees and shall not be answerable for the conduct of the same if appointed in accordance with the standards set forth herein, and shall be entitled to an Opinion of Counsel or advice of counsel concerning all matters of trusts hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers, and employees as may reasonably be employed in connection with the trusts hereof. The Indenture Trustee may act upon an Opinion of Counsel or the opinion or advice of an attorney or accountant rendered by it in the exercise of reasonable care. The Indenture Trustee shall not be responsible for any loss or damage resulting from any action or nonaction of such Person which is in good faith and in reliance upon such opinion or advice. The Indenture Trustee shall not be responsible for any action or inaction of the Servicer or any party hereto except as provided herein or under applicable laws, rules and regulations.

         (b) The Indenture Trustee shall not be responsible for any recital herein, or in any Note, or for the validity of the execution by the Issuer or the other parties of this Indenture or the other Related Documents, or of any Supplement or instruments of further assurance, or for the sufficiency of the security for the Notes issued hereunder or intended to be secured hereby, or for the value or title of the property herein conveyed or otherwise as to the maintenance of the security hereof.

         (c) The Indenture Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof or for the use or application of any money paid over by the Indenture Trustee in accordance with the provisions of this Indenture or for the use and application of other money received by the Indenture Trustee.

         (d) The Indenture Trustee shall be protected in acting upon any notice, requisition, request, consent, certificate, order, opinion, affidavit, letter, telegram or other paper or document reasonably believed to be genuine and correct and to have been signed or sent by the proper Person or Persons. Any action taken by the Indenture Trustee pursuant to this Indenture upon the request or authority or consent of any Person who at the time of making such request or giving such authority or consent is the owner of a Note shall be conclusive and binding upon all future owners of the Notes and upon any Notes issued in exchange therefor or in place thereof.

         (e) Except as otherwise expressly provided in this Indenture, as to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Indenture Trustee shall be entitled to rely upon a certificate of an officer of any Noteholder as sufficient evidence of facts therein contained, and prior to the occurrence of a default of which the Indenture Trustee has been notified as provided in subsection (g) of this
Section 10.1, or of which by said subsection it is deemed to have notice, and shall also be at liberty to accept a dealing, transaction or action as necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same.

         (f) The permissive right of the Indenture Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct; provided, however, that the Indenture Trustee shall not be liable for any error of judgment made in good faith, unless it shall be proved that such Person was negligent in ascertaining the pertinent facts.

         (g) The Indenture Trustee shall not be required to take notice or be deemed to have notice of any default hereunder except failure by the Issuer to cause to be made any of the payments to it for the account of the Noteholders required to be made by Section 8.1, or defaults under Section 9.1, unless the Indenture Trustee shall be specifically notified in writing of such default by the Issuer or a Noteholder.


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

         (h) The Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

         (i) No provision of this Base Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (j) All moneys received by the Indenture Trustee shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received in the respective account.

         (k) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

         (l) NOTWITHSTANDING ANY OTHER PROVISION OF THIS INDENTURE OR THE OTHER RELATED DOCUMENTS, NOTHING IN THIS INDENTURE OR THE OTHER RELATED DOCUMENTS SHALL BE CONSTRUED TO LIMIT THE LEGAL RESPONSIBILITY OF THE INDENTURE TRUSTEE TO THE SECRETARY OF EDUCATION OR A FEDERAL GUARANTOR FOR ANY VIOLATIONS OF STATUTORY OR REGULATORY REQUIREMENTS THAT MAY OCCUR WITH RESPECT TO STUDENT LOANS HELD BY THE INDENTURE TRUSTEE PURSUANT TO, OR TO OTHERWISE COMPLY WITH ITS OBLIGATIONS UNDER, THE HIGHER EDUCATION ACT OR IMPLEMENTING REGULATIONS.

         Section 10.2. [Reserved].

         Section 10.3. Notice if Default Occurs. If a default occurs of which the Indenture Trustee is by Section 10.1(g) required to take notice or if notice of default be given as provided in said Section 10.1(g), then the Indenture Trustee shall give written notice thereof by registered or certified mail to the Issuer and the Noteholders.

         Section 10.4. Intervention by Indenture Trustee. In any judicial proceeding to which the Issuer is a party, the Indenture Trustee shall intervene if directed to do so in writing by the Requisite Investors.

         Section 10.5. Successors. Any corporation or association into which the Indenture Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor Indenture Trustee hereunder and vested with all of the title to the whole property or trust estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 10.6. Resignation. The Indenture Trustee may at any time resign from the trusts hereby created by giving 90 days' written notice to the Issuer, each Enhancement Provider, if any, and the Noteholders, and such resignation shall take effect at the end of such 90 days, or upon the earlier appointment and acceptance of a successor Indenture Trustee, as provided in Section 10.8 hereof, or removal as provided in Section 10.7 hereof. Notwithstanding the foregoing, resignation of the Indenture Trustee shall not be effective until a successor or temporary Indenture Trustee is appointed and has accepted such appointment; provided, however, if an instrument of acceptance shall not have been delivered within 120 days after giving such notice of resignation, the resigning Indenture Trustee may petition a court of competent jurisdiction for the appointment of a successor, and any attorneys' fees and expenses incurred in connection with such petition shall be payable by the Issuer.

         Section 10.7. Removal. The Indenture Trustee may be removed by each Enhancement Provider, if specified in the applicable Series Supplement, or the Requisite Investors at any time with the consent of each Enhancement Provider, if specified in the applicable Series Supplement, by an instrument in writing delivered to the Indenture Trustee. The Issuer shall remove the Indenture Trustee if (i) the Indenture Trustee fails to comply with Section 10.13, (ii) an Event of Bankruptcy occurs with respect to the Indenture Trustee, (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property or (iv) the Indenture Trustee otherwise becomes incapable of acting. Notwithstanding the foregoing, removal of the Indenture Trustee shall not be effective until a successor is appointed and has accepted such appointment.

         Section 10.8. Appointment of Successor. In case the Indenture Trustee shall resign or be removed, or be dissolved, or shall be in course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor meeting the eligibility requirements of Section 10.13 may be appointed by the Issuer by an instrument in writing signed by the Issuer. The Issuer shall also inform the Rating Agencies promptly of any such resignation or removal of the Indenture Trustee. If no appointment of a successor Indenture Trustee shall have been made pursuant to the foregoing provisions of this Section within 120 days after the Indenture Trustee shall have given written notice as provided in Section 10.6 hereof, the Indenture Trustee, the Issuer or the Requisite Investors may apply to a court of competent jurisdiction to appoint a successor Indenture Trustee. Each such successor Indenture Trustee shall agree in writing to be bound by the provisions of Section 13.16.

         Section 10.9. Concerning Any Successor. Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer an instrument in writing accepting such appointment hereunder, and


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


thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, upon receipt of a request from the Issuer execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor shall deliver all securities and moneys held by it as Indenture Trustee hereunder to its successor.

         Section 10.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Base Indenture or any Series Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Secured Parties, such title to the Collateral, or any part thereof, and, subject to the other provisions of this
Section 10.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Indenture Trustee under Section 10.8 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 10.6. No co-trustee shall be appointed without the consent of the Issuer unless such appointment is required as a matter of state law or to enable the Indenture Trustee to perform its functions hereunder.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (i) The Notes of each Series shall be authenticated and delivered solely by the Indenture Trustee or an authenticating agent appointed by the Indenture Trustee;

         (ii) All rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform, such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

         (iii) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder;


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

         (iv) The Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

         (v) The Indenture Trustee shall remain primarily liable for the actions of any co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article 10. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Base Indenture and any Series Supplement, specifically including every provision of this Base Indenture or any Series Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee and a copy thereof given to the Issuer.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Base Indenture or any Series Supplement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor Indenture Trustee.

         (e) In connection with the appointment of a co-trustee, the Indenture Trustee may, at any time, at the Indenture Trustee's sole cost and expense, without notice to the Noteholders, delegate its duties under this Base Indenture and any Series Supplement to any Person who agrees to conduct such duties in accordance with the terms hereof; provided, however, that no such delegation shall relieve the Indenture Trustee of its obligations and responsibilities hereunder with respect to any such delegated duties.

         Section 10.11. Successor Indenture Trustee as Trustee of Funds. In the event of a change of the Indenture Trustee the predecessor which has resigned or been removed shall cease to be trustee of any funds then held by it hereunder and the successor Indenture Trustee shall become such trustee.

         Section 10.12. Indemnification. (a) The Indenture Trustee shall not be under any obligation or duty to perform any act at the request of the Noteholders or the Issuer or to institute or defend any suit in respect hereof or to exercise any remedy hereunder unless properly indemnified to its satisfaction subject to Section 10.1(i) hereof, except making payment of principal and interest or accelerating the Notes as provided


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


herein. The Indenture Trustee shall not be required to take notice, or be deemed to have knowledge, of any default of the Issuer, except as provided in Section 10.1(g).

         (b) The Issuer agrees to indemnify the Indenture Trustee for, and to hold it harmless against, any loss, liability or expense, including reasonable attorneys' fees and expenses, incurred without negligence or bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder except as a result of negligence, bad faith or willful misconduct on its part and except any liability to the DOE on account of the Indenture Trustee's status as such.

         Section 10.13. Eligibility Requirements for Indenture Trustee. The Indenture Trustee and any successor Indenture Trustee shall at all times be (i) an institution insured by the Federal Deposit Insurance Corporation, (ii) a corporation or national bank or national banking association organized and doing business under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal and state authority, (iii) an institution whose long-term senior unsecured debt is rated at least "Ba2", in the case of Moody's, or "BBB-", in the case of Fitch, Inc. (or in the case of each Rating Agency, such lower rating as is confirmed by such Rating Agency in writing would not adversely affect any of the ratings then assigned to the Notes), and (iv) unaffiliated with the Issuer or AMS. If such corporation, national bank or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation, national bank or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report or condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 10.6. No person shall become a successor trustee hereunder if the succession of such Person would result in the qualification, downgrading and withdrawal of any of the ratings then assigned by the Ratings Agencies to the Notes.

                                   ARTICLE XI

                           DISCHARGE OF BASE INDENTURE

         Section 11.1. Termination of the Issuer's Obligations. (a) This Base Indenture shall cease to be of further effect (except that the Issuer's obligations under Section 10.2 and Section 10.12 and the Indenture Trustee's and Paying Agent's obligations under Section 11.3 shall survive) when all outstanding Notes theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Notes which have been replaced or paid) to the Indenture Trustee for cancellation and the Issuer has paid all sums payable hereunder.

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

         (b) In addition, except as may be provided to the contrary in any Series Supplement, the Issuer may terminate all of its obligations under this Base Indenture if:

         (i) the Issuer irrevocably deposits in trust with the Indenture Trustee or at the option of the Indenture Trustee, with a trustee reasonably satisfactory to the Indenture Trustee and the Issuer under the terms of an irrevocable trust agreement in form and substance satisfactory to the Indenture Trustee, money or U.S. Government Obligations in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay, when due, principal and interest on the Notes to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder; provided, however, that (1) the Indenture Trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Indenture Trustee and
(2) the Indenture Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the Notes;

         (ii) the Issuer delivers to the Indenture Trustee an Officer's Certificate stating that all conditions precedent to satisfaction and discharge of this Base Indenture have been complied with, and an Opinion of Counsel to the same effect;

         (iii) the Issuer delivers to the Indenture Trustee an Officer's Certificate stating that no Potential Event of Default or Event of Default, in either case, described in Section 9.1 shall have occurred and be continuing on the date of such deposit; and

         (iv) the Rating Agency Confirmation Condition is satisfied with respect to each outstanding Series of Notes.

         Then, this Base Indenture shall cease to be of further effect (except as provided in this Section 11.1), and the Indenture Trustee, on written demand of the Issuer, shall execute proper instruments acknowledging confirmation of and discharge under this Base Indenture.

         (c) After such irrevocable deposit made pursuant to Section 11.1(b) and satisfaction of the other conditions set forth herein, the Indenture Trustee promptly upon request shall acknowledge in writing the discharge of the Issuer's obligations under this Base Indenture except for those surviving obligations specified above.

         In order to have money available on a payment date to pay principal or interest on the Notes, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the Issuer's option.



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

         Section 11.2. Application of Trust Money. The Indenture Trustee or a trustee satisfactory to the Indenture Trustee and the Issuer shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 11.1. The Indenture Trustee shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Base Indenture to the payment of principal and interest on the Notes.

         The provisions of this Section 11.2 shall survive the expiration or earlier termination of this Base Indenture.

         Section 11.3. Repayment to the Issuer. The Indenture Trustee and the Paying Agent shall promptly pay to the Issuer upon written request any excess money or, pursuant to Section 2.11 and Section 2.14, return any Notes held by them at any time.

         Subject to Section 2.7(c), the Indenture Trustee and the Paying Agent shall pay to the Issuer upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due.

         The provisions of this Section 11.3 shall survive the expiration or earlier termination of this Base Indenture.

                                   ARTICLE XII

                                   AMENDMENTS

         Section 12.1. Without Consent of the Noteholders. Without the consent of any Noteholder, the Issuer, the Indenture Trustee, and any applicable Enhancement Provider, if any, at any time and from time to time, may enter into one or more Supplements hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes, provided that the Rating Agency Confirmation Condition with respect to each outstanding Series of Notes is met with respect to such Supplement:

         (a) to create a new Series of Notes (including, without limitation, making such modifications to the Base Indenture and the other Related Documents as may be required to issue a Segregated Series of Notes; provided, however, that the creation of any Segregated Series of Notes shall not result in a material adverse effect on the Noteholders of any Series unless the Required Noteholders of such Series shall have given their prior written consent to the creation thereof);

         (b) to add to the covenants of the Issuer for the benefit of any Secured Parties (and if such covenants are to be for the benefit of less than all Series of Notes, stating that such covenants are expressly being included solely for the benefit of such Series) or to surrender any right or power herein conferred upon the Issuer;




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


         (c) to mortgage, pledge, convey, assign and transfer to the Indenture Trustee any property or assets as security for the Notes and to specify the terms and conditions upon which such property or assets are to be held and dealt with by the Indenture Trustee and to set forth such other provisions in respect thereof as may be required by the Indenture or as may, consistent with the provisions of the Base Indenture, be deemed appropriate by the Issuer and the Indenture Trustee, or to correct or amplify the description of any such property or assets at any time so mortgaged, pledged, conveyed and transferred to the Indenture Trustee (including amending or modifying the Alternative Loan Schedule or Student Loan Schedule);

         (d) to cure any mistake, ambiguity, defect, or inconsistency or to correct or supplement any provision contained herein or in any Series Supplement;

         (e) to provide for uncertificated Notes in addition to certificated Notes;

         (f) to add to or change any of the provisions of the Base Indenture to such extent as shall be necessary to permit or facilitate the issuance of Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

         (g) to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture;

         (h) to evidence and provide for the acceptance of appointment hereunder by a successor Indenture Trustee with respect to the Notes of one or more Series and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee;

         (i) to add to the covenants and agreements contained herein or in any Related Document for the benefit of the holders of the Notes; or

         (j) to add such provisions with respect to matters or questions arising hereunder or under any Related Document as may be necessary or desirable and not inconsistent with the Related Documents;

         provided, however, that, as evidenced by an Opinion of Counsel, such action shall not adversely affect in any material respect the interests of any Noteholders. Upon the request of the Issuer and upon receipt by the Indenture Trustee of the documents described in Section 2.2 hereof, the Indenture Trustee shall join with the Issuer in the execution of any Series Supplement authorized or permitted by the terms of this Base Indenture and shall make any further appropriate agreements and stipulations which may be therein contained, but the Indenture Trustee shall not be obligated to enter into such Series Supplement which affects its own rights, duties or immunities under this Base Indenture or otherwise.


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


         Section 12.2. With Consent of the Noteholders. Except as provided in Sections 9.11 and Section 12.1, the provisions of this Base Indenture and any Series Supplement (unless otherwise provided in such Series Supplement) and each other Related Document to which the Issuer is a party may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by the Issuer, the Indenture Trustee, any applicable Enhancement Provider (if such consent rights of an Enhancement Provider are specified in the applicable Series Supplement) and the Required Noteholders of each outstanding Series of Notes; provided that, if such amendment, modification or waiver of or to this Base Indenture, the Series Supplement with respect to a Series of Notes or any Related Document does not adversely affect in any material respect the Noteholders of a particular Series of Notes (as substantiated by an Opinion of Counsel to such effect), then the consent of the Noteholders of such Series shall not be required to such amendment, modification or waiver; and provided further, that the Rating Agency Confirmation Condition is satisfied with respect to each affected Series of Notes. Notwithstanding the foregoing:

         (i) any modification of this Section 12.1, any change in any requirement hereunder that any particular action be taken by Noteholders holding the relevant percentage in principal amount of the Notes or any change in the definition of the terms "Note Principal Amount", "Required Noteholders", "Supermajority Investors" or "Requisite Investors" or the applicable amount of Enhancement, if any, or any defined term used for the purpose of any such definitions shall require the consent of each affected Noteholder; and

         (ii) any amendment, waiver or other modification that would (a) extend the due date for, or reduce the amount of any scheduled repayment or prepayment of principal of or interest on any Note (or reduce the principal amount of or rate of interest on any Note) shall require the consent of each affected Noteholder; (b) approve the assignment or transfer by the Issuer of any of its rights or obligations hereunder or under any other Related Document to which it is a party except pursuant to the express terms hereof or thereof shall require the consent of each affected Noteholder; (c) release any obligor under any Related Document to which it is a party except pursuant to the express terms of such Related Document shall require the consent of each affected Noteholder; (d) affect adversely the interests, rights or obligations of any Noteholder individually in comparison to any other Noteholder shall require the consent of such Noteholder; or (e) amend or otherwise modify any Event of Default shall require the consent of each affected Noteholder.

No failure or delay on the part of any Noteholder or the Indenture Trustee in exercising any power or right under this Base Indenture or any other Related Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.



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


         Section 12.3. Supplements. Each amendment or other modification to this Base Indenture or the Notes shall be set forth in a Supplement. The initial effectiveness of each Supplement shall be subject to the satisfaction of the Rating Agency Confirmation Condition with respect to such Supplement. In addition to the manner provided in Sections 12.1 and 12.2, each Series Supplement may be amended as provided in such Series Supplement.

         Section 12.4. Revocation and Effect of Consents. Until an amendment or waiver becomes effective, a consent to it by a Noteholder of a Note is a continuing consent by the Noteholder and every subsequent Noteholder of a Note or portion of a Note that evidences the same debt as the consenting Noteholder's Note, even if notation of the consent is not made on any Note. However, any such Noteholder or subsequent Noteholder may revoke the consent as to his Note or portion of a Note if the Indenture Trustee receives written notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Noteholder. The Issuer may fix a record date for determining which Noteholders must consent to such amendment or waiver.

         Section 12.5. Notation on or Exchange of Notes. The Indenture Trustee may place an appropriate notation about an amendment or waiver on any Note thereafter authenticated. The Issuer in exchange for all Notes may issue and the Indenture Trustee shall authenticate new Notes that reflect the amendment or waiver. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment or waiver.

         Section 12.6. The Indenture Trustee to Sign Amendments, etc. The Indenture Trustee shall sign any Supplement authorized pursuant to this Article 12 if the Supplement does not adversely affect the rights, duties, liabilities or immunities of the Indenture Trustee. If it does have such an adverse effect, the Indenture Trustee may, but need not, sign it. In signing such Supplement, the Indenture Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to Section 10.1, shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel as conclusive evidence that such Supplement is authorized or permitted by this Base Indenture and that it will be valid and binding upon the Issuer in accordance with its terms.

         Section 12.7. Amendments of Certain Defined Terms. Notwithstanding any other provision of this Article 12, the following defined terms (each of which is defined in Schedule I to this Base Indenture) may be amended upon satisfaction of the Rating Agency Confirmation Condition and without any further action or consent of any kind: "Additional Financed Student Loans"; Alternative Loan"; Alternative Loan Guarantors"; "Borrower"; "Defaulted Alternative Loan"; "Defaulted Student Loan"; "Deferment Status"; "Eligible Alternative Loan"; "Eligible Student Loan"; "Forbearance Status"; "Initial Financed Student Loans"; "Realized Losses"; and "Student Loan."



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


                                  ARTICLE XIII

                                  MISCELLANEOUS

         Section 13.1. Notices. (a) Any notice or communication by the Issuer, the Indenture Trustee or the Eligible Lender Trustee to the other shall be in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

                  If to the Issuer:

                  One AMS Place
                  463 Swansea Mall Drive
                  Swansea, MA  02777
                  Attn: Mr. Lloyd C. Alcorn
                  Phone: (508) 235-2824
                  Fax:   (508) 235-2944

                  If to the Indenture Trustee or Eligible Lender Trustee:

                  Bank One, National Association
                  1 Bank One Plaza
                  Suite IL1-0126
                  Chicago, IL  60670
                  Attn: Corporate Trust Services Division
                  Phone: (212) 373-1105
                  Fax:   (212) 373-1382

         The Issuer or the Indenture Trustee or the Eligible Lender Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications; provided, however, the Issuer may not at any time designate more than a total of three (3) addresses to which notices must be sent in order to be effective.

         Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by telex or telecopier shall be deemed given on the date of delivery of such notice, and (iv) delivered by overnight air courier shall be deemed delivered one Business Day after the date that such notice is delivered to such overnight courier.

         Notwithstanding any provisions of this Base Indenture to the contrary, the Indenture Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to this Base Indenture or the Notes.




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


         If the Issuer mails a notice or communication to Noteholders, it shall mail a copy to the Indenture Trustee at the same time.

         (b) Where the Base Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if sent in writing and mailed, first-class postage prepaid, to each Noteholder affected by such event, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed (if any) for the giving of such notice. In any case where notice to Noteholder is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where this Base Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made that is satisfactory to the Indenture Trustee shall constitute a sufficient notification for every purpose hereunder.

         Section 13.2. Communication by Noteholders With Other Noteholders. Noteholders may communicate with other Noteholders with respect to their rights under this Base Indenture or the Notes.

         Section 13.3. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Issuer to the Indenture Trustee to take any action under this Base Indenture, the Issuer shall furnish to the Indenture Trustee an Officer's Certificate in form and substance reasonably satisfactory to the Indenture Trustee (which shall include the statements set forth in Section 13.4) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Base Indenture relating to the proposed action have been complied with.

         Section 13.4. Statements Required in Certificate. Each certificate with respect to compliance with a condition or covenant provided for in this Base Indenture shall include:

         (a) a statement that the Person giving such certificate has read such covenant or condition;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;



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


         (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

         Section 13.5. Rules by the Indenture Trustee. The Indenture Trustee may make reasonable rules for action by or at a meeting of Noteholders.

         Section 13.6. No Recourse Against Others. A director, Authorized Officer, employee or stockholder of the Issuer, as such, shall not have any liability for any obligations of the Issuer under the Notes or this Base Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder by accepting a Note waives and releases all such liability.

         Section 13.7. Duplicate Originals. The parties may sign any number of copies of this Base Indenture. One signed copy is enough to prove this Base Indenture.

         Section 13.8. Benefits of Base Indenture. Except as set forth in a Series Supplement, nothing in this Base Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under the Base Indenture.

         Section 13.9. [Reserved].

         Section 13.10. Governing Law; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT


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THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT
SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

         THE ISSUER HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS INDENTURE, ANY OTHER RELATED DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY BE IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS INDENTURE OR ANY OTHER RELATED DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY TRIAL.

         Section 13.11. Successors. All agreements of the Issuer in this Base Indenture and the Notes shall bind its successor; provided, however, the Issuer may not assign its obligations or rights under this Base Indenture or any Related Document. All agreements of the Indenture Trustee and the Eligible Lender Trustee in this Base Indenture shall bind its successor.

         Section 13.12. Severability. In case one or more of the provisions contained in this Indenture shall be or shall be deemed to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. If any provision of this Indenture shall be or shall be deemed to be illegal, invalid or unenforceable under the applicable laws and regulations of one jurisdiction, such provision shall not thereby be rendered illegal, invalid or unenforceable in any other jurisdiction.

         Section 13.13. Counterpart Originals. The parties may sign any number of copies of this Base Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         Section 13.14. Table of Contents, Headings, etc. The Table of Contents, Cross-Reference Table, and headings of the Articles and Sections of this Base Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 13.15. Termination; Collateral. This Base Indenture, and any grants, pledges and assignments hereunder, shall become effective concurrently with the issuance of the first Series of Notes and shall terminate when all the Issuer Obligations shall have been fully paid and satisfied, at which time the Indenture Trustee, at the written request of the Issuer and upon receipt of an Officer's Certificate from the Issuer to the effect that such condition has been complied with, shall reassign (without recourse upon, or any warranty whatsoever by, the Indenture Trustee) and deliver all Collateral and documents then in the custody or possession of the Indenture Trustee promptly to the Issuer.

         The Issuer and the Secured Parties hereby agree that, if any funds remain on deposit in the Collection Account after the termination of this Base Indenture, such amounts shall be released by the Indenture Trustee and paid to the Issuer.

         Section 13.16. No Bankruptcy Petition Against the Issuer. Each of the Secured Parties and the Indenture Trustee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the latest maturing Note, it will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law; provided, however, that nothing in this Section 13.16 shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Issuer pursuant to this Base Indenture. In the event that any such Secured Party or the Indenture Trustee takes action in violation of this Section 13.16, the Issuer shall file an answer with the bankruptcy court or otherwise properly contesting the filing of such a petition by any such Secured Party or the Indenture Trustee against the Issuer or the commencement of such action and raising the defense that such Secured Party or the Indenture Trustee has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 13.16 shall survive the termination of this Base Indenture, and the resignation or removal of the Indenture Trustee. Nothing contained herein shall preclude participation by any Secured Party or the Indenture Trustee in the assertion or defense of its claims in any such proceeding involving the Issuer.

         Section 13.17. No Recourse; Limitation of Obligations. No recourse under or with respect to any obligation, covenant or agreement of the Issuer as contained in this Base Indenture or any of the other Related Documents or any other agreement, instrument or document to which the Issuer is a party shall be had against any incorporator, stockholder, Affiliate, officer, employee or director of the Issuer by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Issuer contained in this Base Indenture and all other agreements, instruments and documents entered into pursuant hereto or in connection herewith are, in each case, solely limited partnership obligations of the Issuer.

         (a) Notwithstanding any provisions contained in this Base Indenture to the contrary, the Issuer shall not, and shall not be obligated to, pay any fees, costs, indemnified amounts or expenses due pursuant to this Base Indenture other than in accordance with the order of priorities set out in the related Series Supplement. Any amount which the Issuer does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in Sections 101 of the United States Bankruptcy Reform

Act of 1978 (11 U.S.C. Sections 101, et seq.), as amended from time to time) against or limited liability company obligation of the Issuer for any such insufficiency unless and until funds are available for the payment of such amounts as aforesaid.

         (b) The provisions of this Section 13.17 survive the termination of this Agreement.

         Section 13.18. Waiver of Set-Off. Each of the parties hereto waives any right to, and agrees not to, set-off or appropriate and apply, any and all deposits and any other indebtedness at any time held or owing thereby to or for the credit or the account of the Issuer, against or on account of any obligation or liability of the Issuer to such party hereto; provided that such waiver and agreement shall only be effective until one year and one day after the latest maturing Note is paid in full.

         Section 13.19. Compliance Certificates and Opinions. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

         (ii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether such covenant or condition has been complied with; and

         (iii) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

         Section 13.20. Higher Education Act. The parties acknowledge, intend, and agree that (a) all provisions in this Agreement that require compliance with the Higher Education Act are enforceable standards of conduct for the parties, and terms and/or conditions hereof; (b) all provisions of the Higher Education Act, as amended from time to time, relevant to such provisions in this Base Indenture are incorporated by reference into this Base Indenture with the same force and effect as if fully stated herein; (c) any assertion in litigation by a party hereto of a claim or defense based on a violation of any such provision of this Base Indenture constitutes a claim or defense based on the agreed upon terms and conditions of this Base Indenture, and does not constitute a private claim or defense under the Higher Education Act or an attempt to enforce or implement the Higher Education Act through a state law claim or defense; and (d) in any such action, the party opposing such claim or defense shall not assert or contend that such claim or defense is either a prohibited private claim or defense under the Higher Education Act or preempted by the Higher Education Act due to the fact that the provision at issue requires compliance with the Higher Education Act.

         Section 13.21. Confidentiality. Notwithstanding any other provision of this Base Indenture or the other Related Documents, the parties to the transactions described herein (and their employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions described herein and all materials of any kind (including opinions or other tax analyses) that are provided to the recipient relating to such tax treatment and tax structure.

         IN WITNESS WHEREOF, the Indenture Trustee, the Eligible Lender Trustee and the Issuer have caused this Base Indenture to be duly executed by their respective duly authorized officers as of the day and year first written above.

                                      AMS-3 2003, LP,
                                         as the Issuer

                                      By:  AMS-3, SPC-1, Inc.,
                                           as General Partner


                                      By:
                                         -------------------------------------
                                         Name:     Lloyd Alcorn
                                         Title:


                                      BANK ONE, NATIONAL ASSOCIATION,
                                         as Indenture Trustee and
                                         Eligible Lender Trustee


                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                                               SCHEDULE I
                                                               TO THE
                                                               BASE INDENTURE

                                DEFINITIONS LIST

         "0% Interest Benefit Program" means a borrower benefit incentive program offered by AMS, in which, at repayment, a borrower who graduates and complies with the terms of the program may be credited for the amount of accrued interest during the first twelve months after disbursement on the first Unsubsidized Loan the borrower receives from AMS.

         "Acceptance Rate" means, with respect to the 0% Interest Benefit Program, a fraction, expressed as a percentage, the numerator of which equals the principal balance of student loans the obligors for which have qualified to participate in such program and the denominator of which equals the principal balance of all student loans eligible to qualify for such program.

         "Acquisition Period" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

         "Additional Financed Student Loans" means certain Student Loans and Alternative Loans purchased by the Issuer from the Seller or contributed to the Issuer by the Seller during any Acquisition Period or Funding Period pursuant to any Purchase and Contribution Agreement; provided, however, that the definition of "Additional Financed Student Loans" may be changed by the Issuer at any time upon satisfaction of the Rating Agency Confirmation Condition.

         "Administrative Subaccount" means an internal administrative account established by the Indenture Trustee for record keeping purposes to facilitate the proper allocation of Collections within the Collection Account.

         "Affiliate" means, with respect to any specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and "controlled" and "controlling" have meanings correlative to the foregoing.

         "Agent" means any Registrar or Paying Agent.

         "Alternative Loan" means the Non-Guaranteed Alternative Loans and the Guaranteed Alternative Loans; provided, however, that the definition of "Alternative Loan" may be changed by the Issuer at any time upon satisfaction of the Rating Agency Confirmation Condition.

         "Alternative Loan Guarantors" means any guaranty agency under the TuitionGard Program or any other applicable Alternative Loan program providing guarantees with respect to the Guaranteed Alternative Loans comprising part of the Financed Student Loans acquired by the Issuer from the Seller pursuant to any Purchase and Contribution Agreement; provided, however, that the definition of "Alternative Loan Guarantors" may be changed by the Issuer at any time upon satisfaction of the Rating Agency Confirmation.

         "Alternative Loan Guaranty Agreement" means any of, and "Alternative Loan Guaranty Agreements" means all of, the agreements pursuant to which the Alternative Loan Guarantors guarantee the Alternative Loans comprising part of the Financed Student Loans, in each case as the same may be amended, supplemented or otherwise modified from time to time.

         "Alternative Loan Guaranty Payment" means any payment by an Alternative Loan Guarantor pursuant to an Alternative Loan Guaranty Agreement in respect of a Guaranteed Alternative Loan which is a Financed Student Loan.

         "Alternative Loan Notes" means the promissory notes or other writings evidencing the Alternative Loans.

         "Alternative Loan Schedule" means the schedule attached as Appendix A to this Base Indenture (which schedule may be in the form of microfiche or computer file or other medium acceptable to the Indenture Trustee), as from time to time amended, supplemented, or modified by the Issuer (whether pursuant to a Series Supplement or otherwise) constituting a listing of Alternative Loans which are (i) legally or beneficially owned by the Issuer and (ii) delivered to and held by the Indenture Trustee.

         "AMS" means Academic Management Services Corp.

         "AMS Non-Guaranteed Alternative Loan Program" means the Alternative Loan program with the same name administered by AMS.

         "Annual Noteholders' Tax Statement" is defined in Section 4.3 of the Base Indenture.

         "Assets" means any interest of any kind in any assets or property of any kind, tangible or intangible, real, personal or mixed, now owned or hereafter acquired by the Issuer.

         "Auction Date" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

         "Authorized Officer" means, (i) with respect to the Issuer, any officer or agent of the General Partner, acting on behalf of the General Partner for and on behalf of the Issuer and (ii) with respect to the Seller and the Servicer, any officer of the Seller or

Servicer, respectively, who is authorized to act for and on behalf of the Seller or the Servicer.

         "Bankruptcy Code" means The Bankruptcy Reform Act of 1978, as amended from time to time, and as codified as 11 U.S.C. Section 101 et seq.

         "Base Indenture" means the Base Indenture, dated as of May 8, 2003, between the Issuer, the Indenture Trustee and the Eligible Lender Trustee, as amended, restated, modified or supplemented from time to time, exclusive of Series Supplements.

         "Book-Entry Notes" means beneficial interests in the Notes, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 2.16 of the Base Indenture.

         "Borrower" means an individual who is either (i) the maker of a Student Loan Note who obtains a Student Loan from an "eligible lender" in accordance with the Higher Education Act and the policies and procedures of the applicable Student Loan Guarantor, or (ii) the maker of an Alternative Loan Note who obtains an Alternative Loan from an "eligible lender" in accordance with the TuitionGard Program or the AMS Non-Guaranteed Alternative Loan Program; provided, however, that the definition of "Borrower" may be changed by the Issuer at any time upon satisfaction of the Rating Agency Confirmation Condition.

         "Business Day" means (i) a day other than a Saturday, Sunday or (ii) a day on which the New York Stock Exchange, the Indenture Trustee or other day banks located in Chicago, Illinois, New York, New York or the Commonwealth of Massachusetts are authorized or obligated by law or executive order to be closed for business.

         "Capitalized Interest Account" is defined in Section 5.7 of the Base Indenture.

         "Capitalized Interest Requirement" means with respect to each Fee Remittance Date occurring up through and including May 14, 2007 (or such other date chosen by the parties hereto, subject to the Rating Agency Confirmation Condition), the excess, if any, of (x) the noteholders' interest distribution amount for all Shared Collateral Series over (y) available funds prior to the application of amounts from the Reserve Account.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act or any successor provision thereto.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means the Initial Closing Date or any Series Closing
Date.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time, and any successor statute of similar import, in each case as in effect from time to time. References to sections of the Code also refer to any successor sections.

         "Collateral" is defined in Section 3.1 of the Base Indenture.

         "Collection Account" is defined in Section 5.2 of the Base Indenture.

         "Collection Period" means, initially the period beginning on the Initial Cutoff Date and ending May 31, 2003, and thereafter with respect to any Fee Remittance Date or Auction Date, the preceding calendar month.

         "Collections" means (i) all funds which are received by the Issuer, the Servicer or the Indenture Trustee from or on behalf of the related Obligors in payment of any amounts owed (including, without limitation, all Interest Subsidy Payments, Special Allowance Payments, payments under Student Loan Guaranty Agreements, finance charges, interest and all other charges in respect of the Financed Student Loans, and all proceeds (net of expenses) of the liquidation of defaulted Financed Student Loans ("Liquidated Financed Student Loans")) or applied to such amounts owed by such Obligors, net of all amounts required by the Higher Education Act to be paid to the DOE, with respect to the Financed Student Loans for the related Collection Period, (ii) all funds received pursuant to the Servicing Agreement, including all payments representing the Purchase Amount in respect of any purchased Financed Student Loan, (iii) all funds, including any Purchase Amounts for Financed Student Loans repurchased by AMS as Seller, received by the Issuer, the Indenture Trustee or the Servicer pursuant to any Purchase and Contribution Agreement or from any other source in respect of the Financed Student Loans, (iv) all net amounts received by the Issuer from a Interest Rate Exchange Agreement Counterparty under any Interest Rate Exchange Agreement with respect to the related Collection Period, (v) any other monies deposited into the Collection Account and all amounts earned on Eligible Investments of funds in the Collection Account (including any subaccount thereof), the Capitalized Interest Account, the Reserve Account and the Trust Accounts. To the extent so specified in a Series Supplement, Collections shall also include all proceeds from the sale of the Notes issued under such Series Supplement.

         "Control" means (a) with respect to a Security Entitlement, the Indenture Trustee (i) is identified in the records of the Securities Intermediary for such Security Entitlement as the person having such Security Entitlement against such Security Intermediary or (ii) has obtained the agreement, in writing, of the Securities Intermediary for such Security Entitlement that it will comply with orders of the Indenture Trustee regarding the transfer or redemption of such Security Entitlement without further consent of any other person; or (b) with respect to a United States Security Entitlement, (i) the Indenture Trustee is a participant in the book entry system maintained by the Federal

Reserve Bank that is acting as a fiscal agent for the Issuer of such United States Security Entitlement and such Federal Reserve Bank has indicated by book entry that such United States Securities Entitlement has been credited to the Indenture Trustee's securities account in such book entry system or (ii) (A) the Indenture Trustee (x) is identified in the records of the Securities Intermediary for such United States Security Entitlement as the person having such Security Entitlement against such Securities Intermediary or (y) has obtained the agreement, in writing, of the Securities Intermediary for such Security Entitlement that it will comply with orders of the Indenture Trustee regarding the transfer or redemption of such Security Entitlement without further consent of any other person, (B) the Securities Intermediary for such United States Securities Entitlement is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the Issuer of such United States Securities Entitlement and (C) such Federal Reserve Bank has indicated by book entry that such United States Securities Entitlement has been credited to such Securities Intermediary's securities account in such book entry system.

         "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered which office at the date of the execution of the Base Indenture is located at 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670, Attention:
Corporate Trust Services Division, or at any other time at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer.

         "CP Basis" means, with respect to any interest rate, that such interest rate is based on a commercial paper rate.

         "Cutoff Date" means, except for the applicable Initial Cutoff Date which applies to the applicable Initial Financed Student Loans, the Business Day immediately preceding the date of purchase by, or contribution to, the Issuer with respect to the applicable Additional Financed Student Loans.

         "Defaulted Alternative Loan" means any Alternative Loan (i) as to which any payment, or portion thereof, is more than 180 days past due from the original due date therefor, unless such Alternative Loan is in a Deferment Status or Forbearance Status, (ii) the borrower of which is the subject of an Event of Bankruptcy or is deceased or disabled or (iii) as to which a continuing condition exists that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration, or would otherwise result in a claim, under the terms of such Alternative Loan (other than payment defaults continuing for a period of not more than 180 days); provided, however, that the definition of "Defaulted Alternative Loan" may be changed by the Issuer at any time upon satisfaction of the Rating Agency Confirmation Condition.

         "Defaulted Financed Student Loan" means any Financed Student Loan that is either a Defaulted Alternative Loan or a Defaulted Student Loan.

         "Defaulted Student Loan" means any Student Loan (i) as to which any payment, or portion thereof, is more than 270 days past due from the original due date therefor, unless such Student Loan is in a Deferment Status or Forbearance Status, (ii) the borrower of which is the subject of an Event of Bankruptcy or is deceased or disabled or (iii) as to which a continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration, or would otherwise result in a claim, under the terms of such Student Loan (other than payment defaults continuing for a period of not more than 270 days); provided, however, that the definition of "Defaulted Student Loan" may be changed by the Issuer at any time upon satisfaction of the Rating Agency Confirmation Condition.

         "Deferment Status" means a status with respect to (i) any Student Loan permitted by the Higher Education Act and the policies of the applicable Student Loan Guarantor during which the related Borrower may postpone or reduce the amount of the Borrower's scheduled payment of principal and interest, or (ii) any Alternative Loan permitted by the TuitionGard Program or the AMS Non-Guaranteed Alternative Loan Program and the policies of the applicable Alternative Loan Guarantor during which the related Borrower may postpone or reduce the amount of the obligor's scheduled payment of principal and interest; provided, however, that the definition of "Deferment Status" may be changed by the Issuer at any time upon satisfaction of the Rating Agency Confirmation Condition.

         "Definitions List" means this Definitions List, as amended, restated, supplemented or modified from time to time in accordance with the terms of the Base Indenture.

         "Definitive Notes" is defined in Section 2.16(f) of the Base Indenture.

         "Delivery" means (a) with respect to any Physical Property (that is not either a United States Security Entitlement or a Security Entitlement), physical delivery thereof to the Indenture Trustee or its nominee or custodian by an effective endorsement, or registered in the name of, the Indenture Trustee or its nominee or custodian endorsed in blank and (b) with respect to any Uncertificated Security, the issuer thereof registers the Indenture Trustee as the registered owner thereof or the Indenture Trustee otherwise satisfies the requirements of Revised Article 8.

         "Determination Date" means the date five Business Days prior to each Fee Remittance Date.

         "Distribution Account" means, with respect to any Series of Notes, an account established as such pursuant to the applicable Series Supplement.

         "DOE" means the U.S. Department of Education, and any successor thereto.

         "Dollar" and the symbol "$" mean the lawful currency of the United States.

         "DTC" means The Depository Trust Company.

         "Eligible Alternative Loan" means an Alternative Loan:

         1. which was originated in the United States of America, its territories, its possessions or other areas subject to its jurisdiction to an Eligible Borrower under applicable law and agreements and was fully and properly executed by the parties thereto;

         2. which was originated or acquired by AMS and acquired by the Issuer in the ordinary course of its business;

         3. which provides for payments on a periodic basis that fully amortize the Principal Balance of such Alternative Loan by its maturity, as such maturity may be modified in accordance with any applicable deferral or forbearance periods granted in accordance with applicable laws and restrictions or any related Alternative Loan Guaranty Agreement, and yields interest at the rates applicable thereto;

         4. which complied at the time of origination and complies, at the time of its inclusion in the Collateral, in all material respects with all applicable requirements of local, state, and federal laws, rules and regulations which govern the making and servicing of such Alternative Loan including the requirements of the applicable Alternative Loan Guaranty Agreement;

         5. with respect to which all signatures are genuine and the Alternative Loan Note evidencing such Alternative Loan has been duly executed and delivered and constitutes the legal, valid and binding obligation of the related Borrower enforceable in accordance with its terms;

         6. with respect to which no right of rescission, setoff, counterclaim, or defense has been asserted or threatened or exists with respect to such Alternative Loan;

         7. with respect to which no default, breach, violation or event permitting acceleration under the terms of such Alternative Loan has occurred, and except for payment defaults continuing for a period of not more than 120 days, no continuing condition that with notice or the lapse of time or both that would constitute a default, breach, violation or event permitting acceleration under terms of such Alternative Loan has arisen; and with respect to such Alternative Loan, none of the forgoing events has occurred and been waived by any Person;

         8. with respect to which, to the best of the Issuer's knowledge, an Event of Bankruptcy has not occurred with respect to the related Borrower;

         9. that has not been originated in, and is not subject to the laws of, any jurisdiction under which the origination, sale, transfer and assignment of such Alternative Loan, or beneficial ownership therein, is unlawful, void or voidable;

         10. with respect to which there is only one original executed copy of the Alternative Loan Note;

         11. with regard to which the warranty of the Issuer in Section 7.1(g) of the Base Indenture is true and correct;

         12. the sale or assignment of which to the Issuer pursuant to the Purchase and Contribution Agreement and the granting of a security interest to the Indenture Trustee pursuant to the Base Indenture does not contravene or conflict with any law or regulation, or require the consent or approval of, or notice to, any Person;

         13. that is the subject of a valid Subservicing Agreement and as to which a Sub-servicer Event of Default has not occurred; and

         14. which, were it to become a Financed Student Loan, would not result in the Alternative Loans comprising more than 25% of the aggregate principal amount of the Financed Student Loans; provided, however, that the definition of "Eligible Alternative Loan" may be changed by the Issuer at any time upon satisfaction of the Rating Agency Confirmation Condition.

         "Eligible Borrower" means, (i) with respect to any Student Loan, an individual who is eligible under the Higher Education Act to be the obligor of a Student Loan for financing a program of education at an Eligible Institution or for consolidating two or more such Student Loans, including an individual who is eligible under the Higher Education Act to be an obligor of a loan made pursuant to Section 428A, 428B, 428C or 428H of the Higher Education Act (20 U.S.C. Sections 1078-1, 1078-2, 1078-3, or 1078-8) and (ii) with respect to any Alternative Loan, an individual who is eligible under the TuitionGard Program or the AMS Non-Guaranteed Alternative Loan Program to be the obligor of an Alternative Loan for financing a program of education at an Eligible Institution; provided, however, that the definition of "Eligible Borrower" may be changed by the Issuer at any time upon satisfaction of the Rating Agency Confirmation Condition.

         "Eligible Deposit Account" means either (i) a segregated account with a Qualified Institution or (ii) a segregated trust account with a Qualified Institution.

         "Eligible Financed Student Loan" means a Financed Student Loan that is either an Eligible Student Loan or an Eligible Alternative Loan as of the date it became a Financed Student Loan.

         "Eligible Institution" means an institution that is (i) an institution of higher education, (ii) a vocational school or (iii) any other institution that, in all of the above cases, is an "eligible institution" as defined in the Higher Education Act.

         "Eligible Investments " means any one or more of the following obligations or securities:

                  (i) direct obligations of or obligations insured or guaranteed by the United States of America;

                  (ii) obligations issued or guaranteed by any instrumentality or agency of the United States of America, whether now existing or hereafter organized, which bear the full faith and credit of the United States of America;

                  (iii) certificates of deposit of not more than $100,000 issued by a financial institution with its principal place of business in the United States of America, but only if such certificates of deposit are fully insured as to principal by the Federal Deposit Insurance Corporation;

                  (iv) shares in mutual funds investing solely in short term debt securities of the United States government including money market mutual funds managed by the Indenture Trustee or one of its affiliates where the mutual fund custodian has taken delivery of the collateralizing securities, provided that (a) such fund shall have the highest short term credit rating available from the Rating Agencies,
         (b) such shares shall be freely redeemable by the holder on a daily basis and (c) such fund shall be rated "Aaa" by Moody's;

                  (v) a common trust fund managed by the Indenture Trustee or one of its affiliates which fund shall have (a) the highest short term credit rating available from the Rating Agencies and (b) a long term rating of "Aaa" from Moody's;

                  (vi) any Investment Agreement, provided that the Rating Agency Confirmation Condition must be satisfied with respect to any Investment Agreement not entered into in connection with a new Series Supplement; and

                  (vii) investments of any nature (including, without limitation, negotiable or non-negotiable certificates of deposit, repurchase agreements, notes, investment agreements or shares with an investment company, whether or not satisfying the conditions of the foregoing paragraphs of the definition of Eligible Investments) permitted by applicable law as to which the Rating Agency Confirmation Condition has been satisfied.

         "Eligible Lender Trustee" has the meaning set forth in the preamble to the Base Indenture.

         "Eligible Student Loan" means a Student Loan:

         1. which was originated in the United States of America, its territories, its possessions or other areas subject to its jurisdiction to an Eligible Borrower under applicable law and agreements and was fully and properly executed by the parties thereto;

         2. which was originated or acquired by AMS (or by the Eligible Lender Trustee on its behalf) and acquired by the Issuer in the ordinary course of its business;

         3. which provides for payments on a periodic basis that fully amortize the Principal Balance of such Student Loan by its maturity, as such maturity may be modified in accordance with any applicable deferral or forbearance periods granted in accordance with applicable laws and restrictions or any related Student Loan Guaranty Agreement, and yields interest at the rates applicable thereto;

         4. which was originated by an "eligible lender" under the Higher Education Act in the ordinary course of its business and is guaranteed by a Student Loan Guarantor that is an eligible guarantor under the Higher Education Act, qualifies the holder thereof to receive Subsidy Payments from the DOE and Student Loan Guaranty Payments from the related Student Loan Guarantor, qualifies the related Student Loan Guarantor to receive reinsurance payments thereon from the DOE, and such Student Loan qualifies for a rate of reimbursement to the related lender equal to at least 98%;

         5. which complied at the time of origination and complies, at the time of its inclusion in the Collateral, in all material respects with all applicable requirements of local, state, and federal laws, rules and regulations which govern the making and servicing of such Student Loan including the requirements of the applicable Student Loan Guaranty Agreement;

         6. with respect to which all signatures are genuine and the Student Loan Note evidencing such Student Loan has been duly executed and delivered and constitutes the legal, valid and binding obligation of the related Borrower enforceable in accordance with its terms;

         7. with respect to which no right of rescission, setoff, counterclaim, or defense has been asserted or threatened or exists;

         8. with respect to which no default, breach, violation or event permitting acceleration under the terms of such Student Loan has occurred, and except for payment defaults continuing for a period of not more than 120 days, no continuing condition that with notice or the lapse of time or both that would constitute a default, breach, violation or event permitting acceleration under terms of such Student Loan has arisen; and with respect to such Student Loan, none of the forgoing events has occurred and been waived by any Person;

         9. with respect to which, to the best of the Issuer's knowledge, an Event of Bankruptcy has not occurred with respect to the related Borrower;

         10. that has not been originated in, and is not subject to the laws of, any jurisdiction under which the origination, sale, transfer and assignment of such Student Loan, or beneficial ownership therein, is unlawful, void or voidable;

         11. with respect to which there is only one original executed copy of the Student Loan Note;

         12. with regard to which the warranty of the Issuer in Section 7.1 (g) of the Base Indenture is true and correct;

         13. the sale or assignment of which to the Issuer pursuant to the Purchase and Contribution Agreement and the granting of a security interest to the Indenture Trustee pursuant to the Base Indenture does not contravene or conflict with any law or regulation, or require the consent or approval of, or notice to, any Person;

         14. that is the subject of a valid Subservicing Agreement and as to which a Sub-Servicer Event of Default has not occurred;

         15. which, if such Student Loan is eligible to participate in the 0% Interest Benefit Program, is purchased or contributed prior to the Acceptance Rate with respect to AMS' 0% Interest Benefit Program exceeding 25%; and

         16. which, if acquired after the Initial Closing Date, will receive Special Allowance Payments on a CP Basis; provided, however, that the definition of "Eligible Student Loan" may be changed by the Issuer at any time upon the satisfaction of the Rating Agency Confirmation Condition; provided, further, that if after any reauthorization or amendment of the Higher Education Act, loans authorized thereunder (including, without limitation, the benefits of such loans, any provisions with respect to such loans, or the servicing of such loans), are materially different from loans so authorized prior to such reauthorization or amendment, such loans authorized after such reauthorization or amendment shall not constitute an Eligible Student Loan unless the Rating Agency Confirmation Condition is satisfied.

         "Enhancement" means, with respect to any Series of Notes, the rights and benefits provided to the Noteholders of such Series of Notes, if any, pursuant to any letter of credit, insurance policy, surety bond, cash collateral account, overcollateralization, issuance of subordinated Notes, spread account, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap or any other similar arrangement.

         "Enhancement Agreement" means any contract, agreement, instrument or document governing the terms of any Enhancement or pursuant to which any Enhancement is issued or outstanding.

         "Enhancement Agreement Event of Default" means with respect to any Series of Notes any event of default under any Enhancement Agreement specified in the applicable Series Supplement, after giving effect to any applicable cure periods.

         "Enhancement Deficiency" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

         "Enhancement Provider" means the Person providing any Enhancement as designated in the applicable Series Supplement, other than any Noteholders the Notes of which are subordinated to any class or Series of Notes.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

         "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if:

                  (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

                  (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or

                  (c) the board of directors or other similar governing body of such Person (if such Person is a corporation or similar entity) shall vote to implement any of the actions set forth in clause (b) above.

         "Event of Default" has the meaning specified in Section 9.1 of the Base Indenture.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation.

         "Expected Interest Collections" means, with respect to any Collection Period, the positive difference, if any, between (i) the sum of (a) the amount of interest accrued, net of any amounts required by the Higher Education Act to be paid to the DOE, with respect to the Financed Student Loans during that Collection Period, whether or not such interest is actually paid, (b) all Interest Subsidy Payments and Special Allowance Payments estimated to have accrued for that Collection Period, with respect to the Financed Student Loans, whether or not actually received, (c) Investment Earnings on amounts on deposit in all of the accounts of Shared Collateral Series during such Collection Period and (d) all gross amounts that have accrued under any Interest Rate Exchange Agreement related to any Shared Collateral Series with respect to such Collection Period that are payable by all Interest Rate Exchange Agreement Counterparties thereunder and (ii) all gross amounts that have accrued under such Interest Rate Exchange Agreements with respect to such Collection Period and that are payable by the Issuer.

         "Federal Student Loan Program" means the Federal Family Education Loan Program authorized under the Higher Education Act.

         "Fee Remittance Date" means the tenth Business Day of each month, commencing in June 2003.

         "Final Scheduled Payment Date" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

         "Financed Student Loan" means each Alternative Loan and each Student Loan identified on the Student Loan Schedule or the Alternative Loan Schedule and, without duplication but by way of inclusion and emphasis, all Additional Financed Student Loans funded or substituted, or purported to be funded or substituted, with amounts on deposit in the applicable Trust Account and all Student Loans and Alternative Loans, whether or not funded or substituted as described above, that are subject to the Lien of the Indenture.

         "Fitch" means Fitch, Inc.

         "Forbearance Status" means the temporary period of time where the Borrower's required interest and principal payments are postponed or reduced due to financial hardship in accordance with (i) the Higher Education Act and the policies of the applicable Student Loan Guarantor, with respect to any Student Loan, or (ii) the TuitionGard Program or the AMS Non-Guaranteed Alternative Loan Program and the policies of the applicable Alternative Loan Guarantor, with respect to any Alternative

Loan; provided, however, that the definition of "Forbearance Status" may be changed by the Issuer at any time upon satisfaction of the Rating Agency Confirmation Condition.

         "Funding Period" is defined, with respect to any Series of Notes, in the related Series Supplement.

         "GAAP" means those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report, as such principles are from time to time supplemented and amended.

         "Governmental Authority" means any Federal, state, local or foreign court or governmental department, commission, board, bureau, agency, authority, instrumentality or regulatory body.

         "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Guaranteed Alternative Loans" means Alternative Loans guaranteed by an Alternative Loan Guarantor pursuant to an Alternative Loan Guaranty Agreement.

         "Guaranty Payments" means the payment under any Alternative Loan Guaranty Agreement or Student Loan Guaranty Agreement, as applicable.

         "Higher Education Act" means the Higher Education Act of 1965, as amended, together with any rules, regulations and interpretations thereunder of DOE or the applicable guaranty agent.

         "Indenture" means the Base Indenture, together with all Series Supplements, as the same may be amended, restated, modified or supplemented from time to time.

         "Indenture Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders and the Enhancement Providers, if any,

(including all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

         "Indenture Trustee" means the party named as such in the Base Indenture until a successor replaces it in accordance with the applicable provisions of the Base Indenture and thereafter means the successor serving thereunder.

         "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, AMS and any Affiliate of any of the foregoing Persons, (b) does not have any interest in the Issuer, any such other obligor, AMS or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, AMS or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Initial Closing Date" means the date on which the Notes are first issued and authenticated.

         "Initial Cutoff Date" (i) with respect to the Initial Closing Date, the Business Day immediately preceding the Initial Closing Date, and (ii) with respect to each Series Closing Date, the Business Day immediately preceding each Series Closing Date.

         "Initial Financed Student Loans" means certain Student Loans and Alternative Loans purchased by the Issuer from the Seller or otherwise contributed to the Issuer by the Seller pursuant to the applicable Purchase and Contribution Agreement; provided, however, that the definition of "Initial Financed Student Loans" may be changed by the Issuer at any time upon satisfaction of the Rating Agency Confirmation Condition.

         "Interest Period" means, with respect to any Series of Notes, the period specified in the applicable Series Supplement.

         "Interest Rate Exchange Agreement" means one or more interest rate swap contracts, interest rate cap agreements or similar contracts entered into by the Issuer upon satisfaction of the Rating Agency Confirmation Condition in connection with the issuance of a Series of Notes, as set forth in the related Series Supplements, providing limited protection against interest rate risks.

         "Interest Rate Exchange Agreement Counterparty" means any Person with whom the Issuer shall, from time to time, enter into an Interest Rate Exchange Agreement.

         "Interest Subsidy Payments" means quarterly payments made by the DOE to holders of subsidized Stafford Loans with respect to those Stafford Loans as to which the applicable conditions of the Higher Education Act have been satisfied, in the amount of interest accruing on the unpaid principal balance thereof prior to the commencement of repayment or during any deferment periods.

         "Investment Agreement" means the investment agreement dated May 8, 2003 between Bayerische Landesbank and the Indenture Trustee and any other investment agreement authorized pursuant to the Base Indenture or a Series Supplement.

         "Investment Company Act" means the Investment Company Act of 1940, as amended.

         "Investment Earnings" means, with respect to each Fee Remittance Date, all investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts realized since the preceding Fee Remittance Date (and in the case of any Note Distribution Account not distributed on the preceding Payment Date).

         "Issuer Obligations" means all principal and interest, at any time and from time to time, owing by the Issuer on the Notes and all costs, fees and expenses payable by, or obligations of, the Issuer under the Base Indenture and or the Related Documents.

         "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "Lien" means, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person which secures payment or performance of any obligation, and shall include any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, lease, deed of trust, chattel mortgage, assignment, pledge, retention or security title, financing or similar statement, or notice or arising as a matter of law, judicial process or otherwise.

         "Limited Partnership Agreement " means the Limited Partnership Agreement of the Issuer.

         "Liquidated Financed Student Loans" has the meaning set forth in the definition of Collections in this Base Indenture.

         "Material Adverse Effect" means (A) with respect to the Issuer or the Servicer, and any occurrence, event or condition with respect to either of them:

                  (i) a material adverse change in the financial condition, business, assets or operations of the Issuer or the Servicer, as the case may be, that materially adversely affects the ability of the Issuer or the Servicer to perform its respective obligations under any of the Related Documents; or

                  (ii) a material adverse effect on the ability of the Issuer or the Servicer, as the case may be, to perform its material obligations under any of the Related Documents; and

                  (B) with respect to any Series of Notes, an adverse effect on
         (a) the enforceability of any portion of the Collateral or (b) the priority or perfection of the Indenture Trustee's Lien on a material portion of the Collateral.

         "Monthly Noteholders' Statement" means, with respect to each Series of Notes, a statement described in the applicable Series Supplement.

         "Moody's" means Moody's Investors Service, Inc.

         "Non-Guaranteed Alternative Loans" means education loans to students and parents of students which are not insured or reinsured by a Student Loan Guarantor or the Federal government and not privately guaranteed or insured.

         "Non-U.S. Exchange Agent" is defined in Section 2.4(c) of the Base Indenture.

         "Note" is defined in the recitals to the Base Indenture.

         "Note Owner" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

         "Note Principal Amount" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

         "Note Rate" means, with respect to any Series of Notes, the annual rate at which interest accrues on the Notes of such Series of Notes (or formula on the basis of which such rate shall be determined) as stated in the applicable Series Supplement.

         "Note Register" means the register maintained pursuant to Section 2.6(a) of the Base Indenture, providing for the registration of the Notes and transfers and exchanges thereof.

         "Noteholder" and "Holder" means the Person in whose name a Note is registered in the Note Register.

         "Noteholders' Interest Basis Carryover" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

         "Obligor" means a Person obligated to make payments with respect to (i) a Student Loan, including the students, the Student Loan Guarantors and the DOE and (ii) an Alternative Loan, including the students.

         "Officer's Certificate" means a certificate signed by an Authorized Officer of the Issuer.

         "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Indenture Trustee. The counsel may be an employee of or counsel to the Issuer. An Opinion of Counsel may, to the extent same is based on any factual matter, rely on an Officer's Certificate as to the truth of such factual matter.

         "Paired Series" is defined in Section 5.6 of the Base Indenture.

         "Paying Agent" is defined in Section 2.6(a) of the Base Indenture.

         "Payment Date" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

         "Person" means any natural person, corporation, limited liability company, business trust, joint venture, association, company, partnership, joint stock company, corporation, trust, unincorporated organization or government authority.

         "Physical Property" means banker's acceptances, commercial paper, negotiable certificates of deposits and other obligations that constitute "instruments" within the meaning of Section 9-105(l)(i) of the applicable UCC and are susceptible to physical delivery and Certificated Securities.

         "Placement Agent" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

         "Pool Balance" at any time represents the sum of (i) the aggregate Principal Balance of the Financed Student Loans at the end of the preceding Collection Period (including accrued interest thereon through the end of such Collection Period to the extent such interest will be capitalized upon commencement of repayment), after giving effect to the following, without duplication: (a) all payments received by the Issuer and/or the Indenture Trustee during such Collection Period from or on behalf of Borrowers, the Federal Guarantors and, with respect to certain payments on certain Financed Student Loans, the DOE, (b) all Purchase Amounts received by the Issuer and/or the Indenture Trustee for such Collection Period from the Seller, the Issuer or the Servicer in respect of any Financed Student Loans that have been repurchased by the Seller or reassigned to the Issuer due to a breach of a representation or warranty made by the Seller or Issuer as to the Financed Student Loans in the Indenture, the purchase and contribution agreements for any Shared Collateral Series, or that have been purchased by the Servicer due to a breach of certain servicing covenants by the Servicer, and (c) all Realized Losses realized on Financed Student Loans liquidated during such Collection

Period and (ii) funds on deposit in all of the other accounts for all Shared Collateral Series.

         "Potential Event of Default" means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute an Event of Default.

         "Premium Percentage" means, at any time, the percentage equivalent of a fraction, the numerator of which is the outstanding note principal amount of all Shared Collateral Series, and the denominator of which is equal to the Pool Balance.

         "Principal Balance" with respect to any Student Loan or Alternative Loan means the original principal amount of such Student Loan or Alternative Loan, plus capitalized interest thereon, if any, less payments of principal by or on behalf of the Obligor of such Student Loan or Alternative Loan.

         "Principal Distribution Amount" means, with respect to any Fee Remittance Date and all Shared Collateral Series, (i) so long as no Event of Default has occurred and is continuing, all available funds remaining after the payment of all items of higher priority to the extent necessary to cause (A) the note principal amount of all notes of Shared Collateral Series plus all amounts on deposit in all applicable note distribution accounts in respect of principal of all notes of Shared Collateral Series as of such Fee Remittance Date (after giving effect to any purchase of additional Financed Student Loans on such date) times (B) 103% (or such other percentage subject to satisfaction of the Rating Agency Confirmation Condition) plus (C) $150,000, to equal the Pool Balance as of the last day of the related Collection Period, or (ii) if an Event of Default has occurred and is continuing, all available funds remaining after the payment of all items of higher priority for each Series for distribution as principal on the notes of all Shared Collateral Series.

         "Principal Terms" is defined in Section 2.3(a) of the Base Indenture.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Purchase Amount" means with respect to any reassignment of any Financed Student Loan pursuant to Section 7.5 of the Base Indenture, Section
3.05 of the Servicing Agreement or pursuant to the applicable section of each Purchase and Contribution Agreement, an amount equal to the sum of (i) the Principal Balance of such Financed Student Loan multiplied by the Premium Percentage and (ii) all accrued and unpaid interest therein.

         "Purchase and Contribution Agreement" means each Purchase and Contribution Agreement entered into with respect to each Series Supplement, as applicable.

         "Qualified Institution" means a depository institution organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) which has either (A) a long-term unsecured debt rating acceptable to the Rating Agencies other than Moody's and a long-term unsecured debt rating of at least A2 from Moody's or (B) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and a short-term unsecured debt rating of at least P1 from Moody's and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation.

         "Quarterly Report" means a report, in substantially the form of Exhibit D to the Base Indenture, furnished by the Issuer to the Eligible Lender Trustee and the Indenture Trustee.

         "Rating Agency" is defined, with respect to each Series of Notes, in the applicable Series Supplement.

         "Rating Agency Confirmation Condition" with respect to any Series of Notes, has the meaning set forth in the applicable Series Supplement.

         "Realized Losses" means, with respect to a Collection Period and for Student Loans or Alternative Loans that became Defaulted Student Loans or Defaulted Alternative Loans during such Collection Period, the excess of the Principal Balance of each such Defaulted Student Loan or Defaulted Alternative Loan plus accrued but unpaid interest thereon over any net recoveries or other Collections thereon during such Collection Period; provided, however, that the definition of "Realized Losses" may be changed by the Issuer at any time upon satisfaction of the Rating Agency Confirmation Condition.

         "Record Date" means (i) with respect to the Book-Entry Notes, the Business Day immediately preceding each Payment Date and (ii) with respect to the Definitive Notes, the last day of the calendar month immediately preceding each applicable Payment Date.

         "Registrar" is defined in Section 2.6(a) of the Base Indenture.

         "Related Documents" means, with respect to each Series, the Base Indenture, the applicable Series Supplement, the Notes of such Series, the Servicing Agreement, the Sub-servicing Agreements, the Student Loan Guaranty Agreements, the applicable Purchase and Contribution Agreement, the Trust Agreement and all other documents to be executed and delivered in connection therewith.

         "Related Security" means, with respect to any Financed Student Loan:
(a) all of the right, title and interest of the Issuer and the Eligible Lender Trustee in and to the Student Loan Note(s) and Alternative Loan Note(s) and all other agreements that relate to such Financed Student Loan; (b) any security interests or liens and property subject thereto from time to time purporting to secure payment of such Financed Student

Loan, whether pursuant to the Student Loan Note or Alternative Loan Note related to such Financed Student Loan or otherwise and (c) all other guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Financed Student Loan.

         "Required Noteholders" with respect to each Series of Notes, has the meaning set forth in the applicable Series Supplement.

         "Requisite Investors" means (i) so long as any Class A notes of any Shared Collateral Series are outstanding, the holders of more than 50% of the aggregate Note Principal Amount of such Class A notes, (ii) after such Class A notes have been paid in full, the holders of more than 50% of the aggregate Note Principal Amount of all Class B notes of any Shared Collateral Series, and (iii) after such Class B notes have been paid in full, if any Class of Notes with Shared Collateral is outstanding which is subordinate to such Class B notes, the holders of more than 50% of the aggregate Note Principal Amount of the most senior of such Classes.

         "Reserve Account" is defined in Section 5.8 of the Base Indenture.

         "Reserve Account Excess" means, as of each Fee Remittance Date, the amount, if any, by which the amount on deposit in the Reserve Account (after giving effect to all deposits and withdrawals therefrom on such Fee Remittance Date is greater than the Specified Reserve Account Balance for such Fee Remittance Date.

         "Responsible Officer" means with respect to the Indenture Trustee, any officer within the Corporate Trust Services Division of the Indenture Trustee, including any vice president, assistant vice president, assistant treasurer, assistant secretary, or any other similar officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers, with direct responsibility for the administration of the Indenture and the other Related Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of a familiarity with the subject.

         "Revised Article 8" means Revised Article 8 (1994 Version) (and corresponding amendments to Article 9) as promulgated by the National Conference of Commissioners on Uniform State Laws.

         "Secured Parties" is defined in Section 3.1 of the Base Indenture.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Intermediary" means a "securities intermediary" within the meaning of Section 8-102(a)(14) of Revised Article 8.

         "Security Entitlement" means a "security entitlement" within the meaning of Section 8-102(a)(17) of Revised Article 8.

         "Segregated Series" is defined in Section 2.3(b) of the Base Indenture.

         "Senior Parity Distribution Amount" means with respect to any Fee Remittance Date and all Shared Collateral Series, all available funds remaining after the payment of all items of higher priority to the extent necessary to cause (A) the note principal amount of the Class A Notes of all Shared Collateral Series plus all amounts on deposit in all applicable note distribution accounts in respect of principal of all the Class A Notes of all Shared Collateral Series as of such Fee Remittance Date times (B) 101% (or such other percentage subject to the satisfaction of the Rating Agency Confirmation Condition), to equal the Pool Balance (less all amounts on deposit in the Reserve Account) as of the last day of the related Collection Period.

         "Senior Parity Requirement" means the Pool Balance (less all amounts on deposit in the Reserve Account) is equal to at least 101% (or such other percentage subject to the satisfaction of the Rating Agency Confirmation Condition) of the Class A notes of all Shared Collateral Series or such other amount subject to the satisfaction of the Rating Agency Confirmation Condition.

         "Series Closing Date" means, with respect to any Series of Notes, the date of issuance of such Series of Notes, as specified in the applicable Series Supplement.

         "Series of Notes" or "Series" means each Series of Notes issued and authenticated pursuant to the Base Indenture and a related Series Supplement.

         "Series Percentage" means, with respect to each Series of Notes, the percentage specified in the applicable Series Supplement.

         "Series-Specific Collateral" is defined in Section 2.3(b) of the Base Indenture.

         "Series Supplement" means a supplement to the Base Indenture complying with the terms of Section 2.3 of the Base Indenture.

         "Servicer" means Academic Management Services Corp. and any successors thereto.

         "Servicer Default" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

         "Servicing Agreement" means the Servicing Agreement, dated as of May 8, 2003, among the Issuer, the Servicer and the Eligible Lender Trustee.

         "Servicing Fee Amount" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

         "Shared Collateral Series" means a Series of Notes secured by the Collateral.

         "Special Allowance Payments" means quarterly payments made by the DOE to holders of loans under the Federal Student Loan Program, to the extent necessary to ensure that such holder receives at least a specified market interest rate of return on such loans, equal to a percentage of the daily average unpaid principal balance. The special allowance rate is set by statutory formula.

         "Specified Reserve Account Balance" means with respect to any Fee Remittance Date, an amount equal to (a) the greater of (i) 0.50% of the sum of the aggregate principal balance of the Shared Collateral Series minus all aggregate amounts being on deposit in the all note distribution accounts for payment in respect of principal on the Notes of all Shared Collateral Series on all applicable Payment Dates after taking into account the effect of distributions on such Fee Remittance Date or Payment Date, as applicable, and
(ii) $500,000 or (b) any other amount chosen by the Issuer subject to the satisfaction of the Rating Agency Confirmation Condition.

         "Stafford Loan" means a loan under the Robert T. Stafford Student Loan Program in accordance with the Higher Education Act, including subsidized loans and Unsubsidized Loans.

         "Student Loan" means a student loan originated in compliance with the Federal Student Loan Program and which is guaranteed as to principal and interest by a Student Loan Guarantor pursuant to a Student Loan Guaranty Agreement; provided, however, that the definition of "Student Loan" may be changed by the Issuer at any time upon satisfaction of the Rating Agency Confirmation Condition.

         "Student Loan Files" means the documents relating to the Financed Student Loans specified in Section 2.01 of the Servicing Agreement.

         "Student Loan Guarantors" means any guaranty agency under the Higher Education Act providing guarantees with respect to Financed Student Loans; provided, however, that the definition of "Student Loan Guarantors" may be changed by the Issuer at any time upon satisfaction of the Rating Agency Confirmation Condition.

         "Student Loan Guaranty Agreement" means any of, and "Student Loan Guaranty Agreements" means all of, the agreements pursuant to which the Student Loan Guarantors guarantee Student Loans comprising part of the Financed Student Loans, in each case as the same may be amended, supplemented or otherwise modified from time to time.

         "Student Loan Guaranty Payment" means any payment by a Student Loan Guarantor pursuant to a Student Loan Guaranty Agreement in respect of a Student Loan.

         "Student Loan Notes" means the promissory notes or other writings evidencing the Student Loans.

         "Student Loan Rate" means, with respect to any Collection Period, the interest rate equal to the product of (a) the quotient obtained by dividing (i) 360 by (ii) the actual number of days elapsed in such Collection Period and (b) the percentage equivalent of a fraction, the numerator of which is equal to the sum of the Expected Interest Collections for such Collection Period, less the sum of the Servicing Fee Amount, the Trustee's Fees, the Auction Agent Fee and the Broker-Dealers Fee with respect to such Collection Period and (ii) the denominator of which is the aggregate principal amount of all Shared Collateral Series as of the last day of such Collection Period.

         "Student Loan Schedule" means Appendix A to this Base Indenture constituting a listing of Student Loans legally or beneficially owned by the Issuer delivered to and held by the Indenture Trustee (which Schedule may be in the form of microfiche or computer file or other medium acceptable to the Indenture Trustee), as from time to time amended, supplemented, or modified by the Issuer (whether pursuant to a Series Supplement or otherwise).

         "Sub-servicer" means any of, and "Sub-servicers" means all of, the sub-servicer(s) servicing the Financed Student Loans pursuant to Sub-servicing Agreements.

         "Sub-servicer Event of Default" means for any Subservicing Agreement, an event as defined therein pursuant to which the Sub-servicer's right to service Financed Student Loans thereunder is subject to termination or removal.

         "Sub-servicing Agreement" or "Subservicing Agreement" means any of, and "Sub-servicing Agreements" or "Subservicing Agreements" means all of, the agreements entered into between the Servicer and any Sub-servicer pursuant to which such Sub-servicer agrees to service Financed Student Loans, in each case, as the same may be amended, supplemented or otherwise modified from time to time.

         "Subsidy Payment" means interest subsidy payments, special allowance payments and other payments of a similar nature made to the Issuer pursuant to the terms of the Higher Education Act.

         "Substitution" is defined in Section 7.5 of the Base Indenture.

         "Substitution Amount" means with respect to the Substitution of any Financed Student Loan pursuant to Section 7.5 of the Base Indenture, Section
3.05 of the Servicing Agreement or pursuant to the applicable section of each Purchase and Contribution Agreement, an amount equal to the sum of the Principal Balance of such Financed Student Loan and all accrued and unpaid interest thereon.

         "Supermajority Investors" means (i) so long as any Class A notes of any Shared Collateral Series are outstanding, the holders of more than 66 2/3% of the aggregate Note Principal Amount of such Class A notes, (ii) after such Class A notes have been paid in full, the holders of more than 66 2/3% of the aggregate Note Principal Amount of all Class B notes of any Shared Collateral Series, and (iii) after such Class B notes have been paid in full, if any Class of Notes of any Shared Collateral Series is outstanding which is subordinate to such Class B notes, the holders of more than 66 2/3% of the aggregate Note Principal Amount of the most senior of such Classes.

         "Supplement" means a supplement to the Base Indenture complying with the terms of Article 12 of the Base Indenture.

         "Trust Accounts" means the Collection Account, Capitalized Interest Account, Reserve Account and each "Trust Account" as defined in the related Series Supplement.

         "Trust Agreement" means the Trust Agreement dated as of December 7, 1998, between EFG-I, LP, and Bank One, National Association (formerly The First National Bank of Chicago), as eligible lender trustee, as amended by the amendment dated as of June 1, 1999, between EFG-I, LP and the Eligible Lender Trustee.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

         "Trust Officer" means, with respect to the Indenture Trustee, any Senior Vice President, Vice President, Assistant Vice President, Assistant Secretary or Assistant Treasurer of the Corporate Trust Office, or any trust officer, or any officer customarily performing functions similar to those performed by the person who at the time shall be such officers, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject, or any successor thereto responsible for the administration of the Base Indenture.

         "TuitionGard Program" means the TUITIONGard(R) program.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the specified jurisdiction.

         "Uncertificated Security" means an "uncertificated security" within the meaning of the applicable UCC.

         "Unsubsidized Loan" means Stafford Loans that are not subsidized by the DOE as set forth in Section 428H of the Higher Education Act (20 U.S.C. Sections 1078-8); provided, however, that the definition of "Unsubsidized Loan" may be changed by the Issuer at any time upon satisfaction of the Rating Agency Confirmation Condition.

         "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.

         "United States Security Entitlement" means a "Security Entitlement" as defined in 31 C.F.R. Sections 357.2, 24 C.F.R. Sections 1.2, 12 C.F.R. Sections 912.1, 12 C.F.R. Sections 1511.1, 12 C.F.R. Sections 615.5450 or 31 C.F.R.
Sections 354.1.

         "Unmatured Event of Default" means any event which, with the giving of notice or lapse of time, or both, would become an Event of Default.

         "U.S. Government Obligations" means direct obligations of the United States of America, or any agency or instrumentality thereof for the payment of which the full faith and credit of the United States of America is pledged as to full and timely payment of such obligations.

         "written" or "in writing" means any form of written communication, including, without limitation, by means of telex, telecopier device, telegraph or cable.

                                                                SCHEDULE II
                                                                TO THE BASE
                                                                INDENTURE


                              LIST OF OFFICES WHERE
                                RECORDS ARE KEPT

AMS-3 2003, LP
One AMS Place
463 Swansea Mall Drive
Swansea, MA  02777

                                                                       EXHIBIT D


                            FORM OF QUARTERLY REPORT


                              Please see attached.

                                                                     APPENDIX A


                   ALTERNATIVE LOAN SCHEDULE AND STUDENT LOAN
                                    SCHEDULE





                   Schedule on file with the Indenture Trustee